UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22883

              ARK ETF Trust
(Exact name of registrant as specified in charter)

c/o ARK Investment Management LLC

200 Central Avenue, Suite 1850
                           St. Petersburg, FL 33701
(Address of principal executive offices) (Zip code)

Corporation Service Company
2711 Centerville Road
Suite 400
                 Wilmington, DE 19808
(Name and address of agent for service)

Registrant’s telephone number, including area code: (727) 810-8160

Date of fiscal year end: July 31

Date of reporting period: July 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ARK ETF TRUST
ANNUAL REPORT
JULY 31, 2022
INVESTING AT THE PACE OF INNOVATION
ARK Genomic Revolution ETF (ARKG)
ARK Autonomous Technology & Robotics ETF (ARKQ)
ARK Innovation ETF (ARKK)
ARK Next Generation Internet ETF (ARKW)
ARK Fintech Innovation ETF (ARKF)
ARK Space Exploration & Innovation ETF (ARKX)
The 3D Printing ETF (PRNT)
The ARK Israel Innovative Technology ETF (IZRL)
ARK Invest | 200 Central Avenue, Suite 1850, St. Petersburg, FL 33701 | 727.810.8160 | info@ark-invest.com | ark-funds.com

Important Notice

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, shareholder reports will be made available on http://ark-funds.com/investor-resources, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling (727) 810-8160.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call (727) 810-8160 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive shareholder reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

Shareholder Letter
(Unaudited)
Dear Shareholder:
ARK Investment Management LLC (“ARK” or the “Adviser”), the investment adviser to the ARK ETF Trust (the “ARK ETFs”) specializes in thematic investing in disruptive innovation. The ARK ETFs include portfolio companies that we believe are leading and benefiting from five innovation platforms: artificial intelligence (AI), energy storage, robotics, DNA sequencing, and blockchain technology. These platforms involve 14 technologies, including gene therapies, 3D printing, cloud computing, big data analytics, and cryptocurrencies. According to our estimates, the five innovation platforms and 14 technologies should generate more than $210 trillion in business value and wealth creation over the next decade. In 2020, ARK estimated these platforms accounted for roughly $14 trillion in global equity market capitalization, which is likely meaningfully lower after the market’s high growth selloff, allowing investors to capitalize on long term growth opportunities if they stay on the right side of change.
ARK’s research suggests that the global economy has entered a period of convulsive changes, some exceptionally good and others devastating, that will shape financial markets for years to come. Thanks to seeds planted during the tech and telecom bubble more than 20 years ago, record-breaking technological changes are creating not only exponential growth opportunities but also black holes in global economies and financial markets. Staying on the right side of change could determine success and failure not only in investment portfolios but also in careers, companies, and countries. As of this writing, the rotation from growth to value stocks coupled with a challenging macroeconomic backdrop has led to a turbulent year of risk-off sentiment for innovation-oriented equities. ARK believes that the magnitude and length of this drawdown has been unwarranted and that the disruptive innovation investment opportunity in the public equity markets continues to be misunderstood, underappreciated, and has become increasingly attractive.
Where are the black holes associated with technologically enabled innovation? In our view, any company not investing aggressively in one or more of five major innovation platforms and 14 technologies evolving today will lose its way. In harm’s way are companies that have spent the last 10-20 years engineering their financial results to satisfy the short-term demands of short-sighted investors. We believe those that have leveraged their balance sheets to buy back shares and pay dividends are at particular risk because deflation can ravage debt holders: technologically enabled innovation is deflationary. Stretching for yield, fixed income investors have enabled this behavior and, at some point, could have to pay for it.
So, investors beware. According to our research, innovation is evolving at such a rapid pace that traditional equity and fixed income benchmarks are being populated increasingly by so-called value traps, stocks and bonds that are “cheap” for a reason. We believe it is critical to investment success over the medium- to long-term to move to the right side of change, avoiding industries and companies in the crosshairs of  “creative destruction” and embracing those creating “disruptive innovation”.
On the following pages, you will find information relating to your ARK ETF investment. If you have any questions, I encourage you to contact your financial advisor or ARK directly. You can find additional information, including our daily portfolio holdings, on the ARK ETF website located at: www.ark-funds.com.
We appreciate the opportunity to help you meet your investment goals and thank you for enabling us to invest for you at the pace of innovation!
Sincerely,
Catherine D.Wood
Chief Investment Officer and Chief Executive Officer
ARK Investment Management LLC

Management’s Discussion of Fund Performance
(Unaudited)
Market Review and Investment Strategy
At the start of the fiscal period in August 2021, the broad markets1 were trudging to new highs reached in December 2021, unfortunately disguising worsening consumer sentiment and a flattening yield curve. During the following months and into the fiscal year ended July 31, 2022, global equity markets depreciated significantly, entering a bear market as global recession fears reached a tipping point and damaged consumer, business, and investor confidence. Innovation stocks, particularly those not listed on broad-based indexes, were punished disproportionately in response to investor fears of higher inflation and interest rates.
Between August 2021 and July 2022, the yield curve2 flattened 125 basis points, from 103 basis points to -22 basis points, suggesting that, if the Federal Reserve were to continue to raise interest rates, both real growth and inflation could surprise on the low side of expectations. As measured by the University of Michigan, US consumer sentiment plummeted to 50 – a historic low that undercut levels seen during the coronavirus pandemic, the 2008-2009 Global Financial Crisis, and the early 1980s when the economy suffered two recessions and both inflation and interest rates hit double digits.
In our view, long-term inflation fears have been misplaced because the gold price is trading at the low end of a two-year range, copper prices have broken down from a one-year range, and global inventories have piled up. Meanwhile, the US consumer savings rate has dropped to 5.1%, 3 the lowest since August 2009, which, when coupled with historically low consumer sentiment, suggests less room – if any – for growth in consumption. During the past year, in an overreaction to bottlenecks in the supply of goods and services, businesses and consumers appear to have accumulated inventory. In their 2022 first-quarter earnings releases, Walmart and Target – two companies that were thought by many analysts to have perfected supply chain management – reported that inventories increased 32% and 43% in nominal terms on a year-over-year basis, which likely translated into 20 – 25% and 30 – 35% in real terms, respectively. Meanwhile, for the first time since its launch in October 2020, the price of Nvidia’s RTX 3070 GPU has dropped more than 65% to hover near the GPU’s MSRP (manufacturer’s suggested resale price), and it was reported that customers of Taiwan Semiconductor Manufacturing Company are pulling semiconductor orders in response to excess inventory. ARK believes that in an attempt to satisfy stronger-than-expected demand, companies double- and triple-ordered goods, creating an inventory glut that will unwind as companies lower prices to clear their shelves. Finally, while the oil cartel and the Russia-Ukraine war have pushed oil prices to levels on the high end of expectations, prices declined to the lower end of the trading range in place since Russia invaded Ukraine. In our view, Energy – the strongest-performing sector during the fiscal year – will be disrupted and disintermediated by autonomous electric vehicles during the next five years, leaving many in the crowded “long oil and commodities” trade4 on the wrong side of innovation. The combination of geopolitical forces and inventory hoarding has pushed the US consumer price index – a lagging indicator of inflation – to 8.5%5 on a year-over-year basis, a rate that we believe deflationary forces – good, bad, and cyclical – are beginning to unwind.
If the economy continues to move into recession, the adoption of new technologies should accelerate as concerned businesses and consumers are more willing to change behavior patterns. In our view, after a significant correction in innovation-related stocks during the past year, many of the technology leaders to which they will turn now seem to be in deep value territory in the context of a five-year investment time horizon.
ARK continues to research and discover companies it believes are causing or embracing disruptive innovation, creating potential pockets of rapid growth in an otherwise uncertain growth environment. Relative to the S&P 500 Index and the MSCI World Index, ARK’s active and self-indexed ETFs underperformed these broad-based indexes during the fiscal year ended July 31, 2022.

As measured by the MSCI World Index and S&P 500 Index.

2
As measured by the difference between yields on the 10-year Treasury bond and the 2-year Treasury note.

3
As of July 2022.

4
“Long oil and commodities” is the second most crowded trade, per Bank of America’s July Fund Manager Survey.

5
As of July 2022.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: ARK Genomic Revolution ETF (ARKG)
The ARK Genomic Revolution ETF is an actively managed exchange-traded fund that invests in companies across multiple sectors, including health care, information technology, materials, energy, and consumer discretionary, that are relevant to the Fund’s Genomic Revolution investment theme.
During the fiscal year ended July 31, 2022, the ARK Genomic Revolution ETF (ARKG) underperformed the S&P 500 Index and the MSCI World Index.
The top positive contributors to ARKG’s performance were Vertex Pharmaceuticals (VRTX), Ionis Pharmaceuticals (IONS), Pfizer (PFE), Caribou Biosciences (CRBU), and Regeneron Pharmaceuticals (REGN). VRTX experienced a solid year of performance after rallying on positive results from a Phase-2 proof-of-concept study focused on mid-stage focal glomerular sclerosis in fourth-quarter 2021. The company also announced that US and European regulators issued key designations for its kidney disease candidate, Inaxaplin (VX-147), in June 2022, enabling the company to expedite its regulatory work. Additionally, Vertex and CRISPR Therapeutics (CRSP) announced updated data for the gene-editing therapy Exagamglogene Autotemcel (Exacel), highlighting its potential to become a one-time therapy for beta-thalassemia and sickle cell disease. Shares of Ionis Pharmaceuticals were volatile throughout the year. In March, Ionis and Biogen terminated their C9orf72-associated amyotrophic lateral sclerosis (ALS) treatment. Despite the setback, both firms committed to continued research on the disease, and in June the FDA granted priority review for Tofersen, an antisense oligonucleotide intended to treat patients with amytrophic lateral sclerosis (ALS), which arises from a mutation in their superoxide dismutase 1 gene (SOD1). SOD1 mutations are the second most common cause of familial ALS. Shares of Pfizer had a volatile but positive year as the market took in new datapoints on the COVID vaccine market, including the continued outbreak of new variant and, more specifically, the performance of its COVID franchise, which continued to exceed consensus estimates.
The biggest detractors from ARKG’s performance were Teladoc Health (TDOC), Pacific Biosciences of California (PACB), Exact Sciences (EXAS), Fate Therapeutics (FATE), and CareDx (CDNA). Shares of Teladoc experienced several disappointing quarters. Most recently, shares fell significantly after the company projected that adjusted EBITDA would be 25% lower than its previous guidance, indicating that business challenges had increased the company’s customer acquisition costs, particularly in its DTC (direct-to-consumer) mental health channels. To contextualize those results, however, recall that the last time its shares traded at these levels, in early 2018, Teladoc was cashflow negative, with visit volumes only 17% of current levels, paid members at 50% of the current number, and annual revenue equaling 20% of current levels. Today, Teladoc is the largest global digital health platform, 1 in 6 Americans is a full member of Teladoc, and the company is cashflow positive. Broadly speaking, we believe that the “stay-at-home” stock selloff unjustifiably punished TDOC and the market likely is missing the competitive differentiators that transcend Teladoc’s role as a dominant telemedicine provider. Our five-year thesis for Teladoc is built around its transition from a general telehealth provider to a business-to-business enterprise solution for whole-person healthcare. Shares of Pacific Biosciences were punished alongside the broader gene-sequencing space during the last twelve months, most likely because of macro pressures that resulted in many market participants selling equities that have longer-duration earnings. PACB experienced a notable drawdown in its first-quarter performance during a challenging environment for genomics-focused companies, which was exacerbated by the company’s weaker-than-expected 2022 revenue guidance. Management noted that Coronavirus Omicron variant caused widespread lab closures on the east coast in the US and in Europe during January, hurting the utilization of consumables. In our view, investors underappreciate the importance of HiFi sequencing, which laid the groundwork for the first full human genome in 2021. We also believe fears of competition from synthetic long-read sequencing are unfounded. Similar to smaller genomics stocks that are not in broad-based benchmarks, shares of Exact Sciences suffered during a risk-off period. The company owns two of the largest cancer diagnostic franchises, Cologuard and Oncotype, and has the potential to own the lion’s share of the oncology diagnostic funnel by linking screening and prognostics tests.
Average Annual Total Returns as of 7/31/22
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Genomic Revolution ETF (ARKG)
Net Asset Value	-56.27%	3.59%	12.26%	9.23%
Market Price	-56.32%	3.45%	12.17%	9.21%
S&P 500 Index	-4.64%	13.36%	12.83%	11.94%
MSCI World Net Index	-9.16%	9.58%	8.81%	8.40%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/22 (At Net Asset Value)
*
ARKG’s inception date is 10/31/14.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKG is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: ARK Autonomous Technology & Robotics ETF (ARKQ)
The ARK Autonomous Technology & Robotics ETF is an actively managed exchange-traded fund that invests in securities of autonomous technology and robotics companies that are relevant to the Fund’s Robotics and Autonomous Technology investment theme.
During the fiscal year ended July 31, 2022, the ARK Robotics & Autonomous Technology ETF (ARKQ) underperformed the S&P 500 Index and the MSCI World Index.
The top positive contributors to ARKQ’s performance were Tesla (TSLA), Elbit Systems (ESLT), Iridium Communications (IRDM), BYD Co (BYDDY), and AeroVironment (AVAV). Despite a volatile second-quarter 2022, shares of Tesla ended the twelve-month period in strong, positive territory, and quarterly earnings reports over the period impressed investors. The company surpassed consensus estimates of its top- and bottom-line results, accelerating vehicle sales and production associated with the rollout of new gigafactories, including in Berlin. Tesla also continued its expansion of the Shanghai gigafactory, inked large deals with companies like Hertz, and made progress in autonomous driving efforts. Shares of drone manufacturer and defense company Elbit Systems rallied during a period of geopolitical tension and uncertainty. In the recent second quarter, its stock appreciated on news that the company won contracts ranging from $70 million to more than $500 million. Shares of Iridium Communications fluctuated over the course of the year. Most recently, the company experienced record earnings that boosted its full-year forecast and moved the stock higher. Iridium is a prime example of a company leveraging “new space” for its business model, and declining launch and satellite costs have allowed it to offer global voice and data coverage at a price point low enough to attract a reliable and growing customer base. In our view, Iridium’s provision of global connectivity for drones and smartphones positions the company for much more growth.
The biggest detractors from ARKQ’s performance were UiPath (PATH), Kratos Defense & Security (KTOS), Markforged (MKFG), TuSimple Holdings (TSP), and 3D Systems (DDD). UiPath suffered from a harsh macro environment, a selloff in the broader Software as a Service (SaaS) market, concerns about the competitive landscape, a cut in forward guidance, and exposure to geopolitical turbulence in Eastern Europe. Despite these headwinds, we maintain high conviction in UiPath’s ability to integrate Robotic Process Automation (RPA) into many business processes across large enterprises around the world. Our research suggests that, on average, artificial intelligence (AI) could increase the productivity of knowledge workers by 2.4-fold by 2030, potentially driving $14 trillion in annual AI software spend. Given its early success, unique data assets, and technology advantages, we believe UiPath is well-positioned to benefit from this trend. We are not presently concerned by the competitive landscape and believe its evolving support for unstructured data will strengthen UiPath’s competitive positioning. Shares of Kratos Defense & Security Solutions fell over the course of the year in light of the company’s mixed performance results. The firm issued soft guidance in its recent second-quarter earnings call, citing a challenging business environment that includes increased raw material costs, capacity issues, and a shortage of skilled labor. On the positive side, however, Kratos inked many meaningful deals, including: a contract to provide an advanced spectrum monitoring system for OneWeb’s low earth-orbiting satellite constellation, as well as contracts with the US Air Force to develop an Off Board Sensing Station (OBSS) Unmanned Aerial System (UAS) and unmanned aerial target drone system aircraft. ARK believes that Kratos is an emerging leader in space support systems and should continue to lead the burgeoning market for low-cost, high-performance jet drones. Markforged Holdings Corporation had a challenging year despite beating revenue and earnings estimates on several occasions. Macroeconomic factors and a drawdown in the 3D printing space likely affected the stock’s performance. Markforged is a 3D printing company that specializes in continuous carbon fiber 3D printing.
Average Annual Total Returns as of 7/31/22
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Autonomous Technology & Robotics ETF (ARKQ)
Net Asset Value	-30.27%	19.96%	15.03%	15.09%
Market Price	-30.38%	19.92%	14.99%	15.09%
S&P 500 Index	-4.64%	13.36%	12.83%	11.95%
MSCI World Net Index	-9.16%	9.58%	8.81%	8.22%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/22 (At Net Asset Value)
*
ARKQ’s inception date is 9/30/14.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKQ is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: ARK Innovation ETF (ARKK)
The ARK Innovation ETF is an actively managed exchange-traded fund that invests in securities of companies that rely on or benefit from the development of new products or services, technological improvements, and scientific advancement related to ARK’s strategic platform areas of genomics (“Genomic Revolution Theme”), robotics and autonomous technology (“Robotics and Autonomous Technology Theme”), next generation internet (“Next Generation Internet Theme”), or financial technology (“Fintech Theme”).
During the fiscal year ended July 31, 2022, the ARK Innovation ETF underperformed the S&P 500 Index and the MSCI World Index.
The top positive contributors to ARKK’s performance were Tesla (TSLA), Signify Health (SGFY), Cerus Corp (CERS), Seres Therapeutics (MCRB), and Nvidia (NVDA). Shares of Tesla contributed for reasons discussed above. Shares of Cerus finished a volatile year in positive territory. The biomedical products company supplies hardware and consumables under its flagship, blood transfusion safety brand, INTERCEPT. Following the FDA guidance effective October 1, 2021, INTERCEPT is the standard of care in the United States and France, where it is used to treat more than 50% of transfused platelets and 100% of blood supply, respectively. Cerus also plans a national roll-out of its INTERCEPT fibrinogen cryoprecipitate product, currently distributed in only five US states, for the treatment and control of bleeding and serious hemorrhage – a meaningful market expansion. In May, following the stock’s sharp sell-off, ARK initiated a new NVDA position in ARKK. We believe Nvidia’s AI Accelerators can become essential for processing deep-learning training and inference, allowing the company to enable gaming/metaverse applications, autonomous driving, and artificial general intelligence. While NVDA’s previous valuation prevented the stock from becoming a portfolio holding in the Disruptive Innovation Strategy, ARK continued to maintain high conviction in NVDA and held it in our thematic strategies. In our view, the selloff created an attractive entry point for NVDA. The positive contribution from NVDA came primarily from the active purchase timing of the stock.
The biggest detractors from ARKK’s performance were Roku (ROKU), Teladoc Health (TDOC), Coinbase Global (COIN), Zoom Video
Communications (ZM), and Twilio (TWLO). ROKU sold off throughout the year due to the rotation from growth to value, fears of weakened consumption and an associated pullback in advertising spending, and a recent earnings release that cited these headwinds and lowered guidance for the rest of the year. Despite the disappointing quarter and weak guidance, we believe Roku’s long-term growth story remains intact, particularly because consumers continue to adopt CTV and abandon linear TV. During the second quarter of 2022, Roku’s total active accounts increased to 63 million, or 15% on a year-over-year basis – an acceleration from 14% in the first quarter. Total hours streamed also grew 19% year-over-year to 21 billion, while average platform revenue per user increased 21% to $44.10 on a trailing twelve-month basis. Shares of Teladoc detracted for reasons discussed above. Shares of Coinbase depreciated following a steep drawdown in the cryptocurrency market, a series of  “blowups” – including the Terra ecosystem collapse – that caused contagion, increased regulatory pressure, and led to weak first-quarter earnings. As its first-quarter results fell short of analysts’ expectations, the company unveiled plans to forgo short-term profitability and increase investments. Despite those headwinds, Coinbase updated its crypto payment offering, Coinbase Commerce, and launched several new products, including Solana staking and its first derivatives product, Nano Bitcoin Futures. In our view, Coinbase is the premier, regulatory-compliant crypto platform with major competitive advantages in an industry that we believe will consolidate.
Average Annual Total Returns as of 7/31/22
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Innovation ETF (ARKK)
Net Asset Value	-62.04%	-1.34%	10.41%	12.44%
Market Price	-62.08%	-1.42%	10.39%	12.45%
S&P 500 Index	-4.64%	13.36%	12.83%	11.94%
MSCI World Net Index	-9.16%	9.58%	8.81%	8.40%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/22 (At Net Asset Value)
*
ARKK’s inception date is 10/31/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKK is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares

Management’s Discussion of Fund Performance (continued)
(Unaudited)
outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: ARK Next Generation Internet ETF (ARKW)
The ARK Next Generation Internet ETF is an actively managed exchange-traded fund that invests in securities of companies that are relevant to the Fund’s Next Generation Internet investment theme.
During the fiscal year ended July 31, 2022, the ARK Next Generation Internet ETF (ARKW) underperformed the S&P 500 Index and the MSCI World Index.
The top positive contributors to ARKW’s performance were Tesla (TSLA), LendingClub (LC), Netflix (NFLX), Meta Platforms (META), and Pinduoduo (PDD). Shares of Tesla contributed for reasons discussed above. Shares of Netflix held up well as traditional managers fled to benchmark exposures during a period of risk-off sentiment. Despite mixed earnings across quarters, the company experienced several notable successes, including its launch of Squid Game, and began strategizing new offerings through key partnerships. Similar to NFLX, shares of Meta Platforms (formerly Facebook) held up relatively well, partly due to its prominence in common benchmarks. ARK Invest used the strength of the stock’s performance to reallocate into higher conviction names. The stock then experienced subsequent shakiness most likely due to fierce competition, decreasing popularity, and broad macro pressures.
The biggest detractors from ARKW’s performance were Coinbase Global (COIN), Roku (ROKU), Shopify (SHOP), Grayscale Bitcoin Trust
(GBTC), and Teladoc Health (TDOC). Shares of Coinbase and Roku detracted for reasons discussed above. Shares of Shopify depreciated over the twelve-month period, much of it during the first half of 2022, because of soft guidance, an earnings miss, and an increase in investment spending for 2022. Investors seem concerned that a recession will hit consumer spending, exacerbating the post-COVID slowdown in Shopify’s sales. In our view, the coronavirus crisis accelerated the adoption of e-commerce, and we believe that merchants of all sizes will require either a purely digital or omnichannel storefront and distribution platform as digital commerce becomes the norm. We believe Shopify is uniquely positioned as an operating system that enables merchants to sell direct-to-consumer across marketplaces and social media platforms.
Average Annual Total Returns as of 7/31/22
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Next Generation Internet ETF (ARKW)
Net Asset Value	-61.95%	2.78%	12.25%	16.71%
Market Price	-62.04%	2.64%	12.20%	16.70%
S&P 500 Index	-4.64%	13.36%	12.83%	11.95%
MSCI World Net Index	-9.16%	9.58%	8.81%	8.22%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/22 (At Net Asset Value)
*
ARKW’s inception date is 9/30/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKW is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: ARK Fintech Innovation ETF (ARKF)
The ARK Fintech Innovation ETF is an actively managed exchange-traded fund that invests in securities of companies that are relevant to the Fund’s investment theme of financial technology (“Fintech”) innovation.
During the fiscal year ended July 31, 2022, the ARK Fintech Innovation ETF (ARKF) underperformed the S&P 500 Index and the MSCI World Index.
The top positive contributors to ARKF’s performance were Opendoor Technologies (OPEN), Twitter (TWTR), HDFC Bank (HDB), Meituan (3690 HK), and Tencent Holdings (TCEHY). Despite depreciating over the twelve-month period, we believe shares of Opendoor Technologies contributed to the fund because of ARK’s trading decisions. Motivating ARK’s exit of OPEN was Zillow’s announcement to shut down its service, Zillow Offers, which we believe highlights the complexity of forecasting home prices, even with ample data. Shares of Twitter appreciated in second-quarter 2022 after Elon Musk disclosed a significant stake in the company and then bid to purchase it. In our view, Musk is a visionary entrepreneur and active Twitter user whose involvement would have had the potential to benefit the company in unexpected ways. Because M&A arbitrage is not ARK Invest’s core investment strategy, ARK Invest subsequently trimmed the position and reallocated to higher conviction names. Similar to the situation with Opendoor, much of the contribution from Tencent Holdings came from the active timing of the stock by ARK Invest. Although Tencent is exciting given its position as China’s most wide-reaching internet company that includes fintech services, the thesis risk for Chinese names increased due to the Chinese Government’s focus on common prosperity and led us to reallocate into higher conviction names.
The biggest detractors from ARKF’s performance were Shopify (SHOP), Block (SQ), Coinbase Global (COIN), Twilio (TWLO), and Sea (SE). Shares of Shopify detracted for reasons discussed above. In December 2021, Square changed its name to Block, signaling its increased focus on blockchain payment solutions. Even so, the market reacted negatively to Block’s third-quarter earnings report, including the reported slowdown in Cash App’s growth to pre-government-stimulus levels and lower-than-expected bitcoin trading revenue. Earnings continued to be squeezed in the first half of 2022, particularly the first quarter. We maintain high conviction in Block Inc. and believe Digital Wallets will upend traditional banks by offering superior user experience and more cost-effective products and services while acquiring users at a fraction of the cost that banks are paying today. We believe shares of Coinbase detracted for reasons discussed above.
Average Annual Total Returns as of 7/31/22
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Fintech Innovation ETF (ARKF)
Net Asset Value	-64.66%	-7.30%	—	-2.67%
Market Price	-64.72%	-7.37%	—	-2.71%
S&P 500 Index	-4.64%	13.36%	12.83%	14.81%
MSCI World Net Index	-9.16%	9.58%	8.81%	10.88%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/22 (At Net Asset Value)
*
ARKF’s inception date is 2/4/19.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKF is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: ARK Space Exploration & Innovation ETF (ARKX)
The ARK Space Exploration & Innovation ETF is an actively managed exchange-traded fund that invests in securities of companies that are relevant to the Fund’s Space Exploration investment theme. ARK defines “Space Exploration” as leading, enabling, or benefitting from technologically-enabled products and/or services that occur beyond the surface of the Earth.
During the fiscal year ended July 31, 2022, the ARK Space Exploration & Innovation ETF (ARKX) underperformed the S&P 500 Index and the MSCI World Index.
The top positive contributors to ARKX’s performance were Elbit Systems (ESLT), Iridium Communications (IRDM), AeroVironment (AVAV), L3Harris Technologies (LHX), and Synopsys (SNPS). We believe shares of Elbit Systems and Iridium Communications contributed for reasons discussed above. Shares of AeroVironment rebounded in 2022 after Russia’s invasion of Ukraine and the Biden Administration’s announcement that it would consider providing Ukraine and European allies with AeroVironment’s Switchblade drones.
The biggest detractors from ARKX’s performance were Kratos Defense & Security (KTOS), The 3D Printing ETF (PRNT), UiPath (PATH), Markforged (MKFG), and JD Logistics (2618 HK). We believe shares of Kratos, UiPath and Markforged Holdings Corporation detracted for reasons discussed above.
Average Annual Total Returns as of 7/31/22
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Space Exploration & Innovation ETF (ARKX)
Net Asset Value	-26.64%	—	—	-19.64%
Market Price	-26.60%	—	—	-19.64%
S&P 500 Index	-4.64%	13.36%	12.83%	4.73%
MSCI World Net Index	-9.16%	9.58%	8.81%	-0.10%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/22 (At Net Asset Value)
*
ARKX's inception date is 3/30/21.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKX is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)
Investment Results: The 3D Printing ETF (PRNT)
The 3D Printing ETF is an indexed exchange-traded fund that seeks investment results corresponding6 to the performance of the Total 3D-Printing Index, which tracks the price movements of the stocks in the industry. The 3D Printing ETF is the only pure-play ETF dedicated to the 3D printing ecosystem.
During the fiscal year ended July 31, 2022, the 3D Printing ETF (PRNT) underperformed the S&P 500 Index and the MSCI World Index.
The top positive contributors to PRNT’s performance were ExOne Co (XONE), HP Inc. (HPQ), Moog Inc. (MOG), ATI Inc. (ATI), and United Parcel Service (UPS). Shares of ExOne, the market leader in binder jetting 3D printing, popped after Desktop Metal (DM) continued its spree of acquisitions and announced its intent to acquire the company.
The biggest detractors from PRNT’s performance were Desktop Metal (DM), Bico Group (BICO), ConforMIS (CFMS) Inc., 3D
Systems (DDD), and SLM Solutions Group (SLGRF). A selloff in innovation stocks and 3D Printing impacted 3D Systems. The company lowered second-quarter guidance as its earnings lagged expectations and the departure of its Chief Financial Officer (CFO). 3D Systems provides comprehensive 3D products and services focused on healthcare.
Average Annual Total Returns as of 7/31/22
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK The 3D Printing ETF (PRNT)
Net Asset Value	-39.14%	1.68%	-1.33%	2.97%
Market Price	-39.05%	1.37%	-1.33%	2.98%
S&P 500 Index	-4.64%	13.36%	12.83%	13.33%
MSCI World Net Index	-9.16%	9.58%	8.81%	10.13%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/22 (At Net Asset Value)
*
PRNT’s inception date is 7/19/16.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for PRNT is 0.66%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.
6
Before Fund fees and expenses.

Management’s Discussion of Fund Performance (concluded)
(Unaudited)
Investment Results: The ARK Israel Innovative Technology ETF (IZRL)
The ARK Israel Innovative Technology ETF is an indexed exchange-traded fund that seeks investment results corresponding7 to the performance of the ARK Israeli Innovation Index, which is designed to track the price movements of exchange-listed Israeli companies whose main business operations are causing disruptive innovation in the areas of genomics, biotechnology, industrials, manufacturing, the Internet, and/or information technology.
During the fiscal year ended July 31, 2022, the ARK Israel Innovative Technology ETF (IZRL) underperformed the S&P 500 Index and the MSCI World Index.
The top positive contributors to IZRL’s performance were Partner Communications (PTNR), Elbit Systems (ESLT), Bezeq Israeli Telecom (BEZQ), Cellcom Israel (CELJF), and Tower Semiconductor (TSEM). Shares of Elbit Systems contributed for reasons discussed above.
The biggest detractors from IZRL’s performance were Fiverr International (FVRR), Cognyte Software (CGNT), Augwind Energy Tech Storage (AUGN), Wix.com Ltd. (WIX), and Compugen Ltd. (CGEN). Shares of Fiverr International experienced a challenging 2022 as management lowered full-year guidance in light of a harsh economic environment that could impact its top-line forecasts. Fiverr is an online, freelance marketplace company.
Average Annual Total Returns as of 7/31/22
	1 Year	3 Year	5 Year	Since Inception (Annualized)
ARK Israel Innovative Technology ETF (IZRL)
Net Asset Value	-35.79%	-1.14%	—	0.50%
Market Price	-35.57%	-1.31%	—	0.49%
S&P 500 Index	-4.64%	13.36%	12.83%	12.05%
MSCI World Net Index	-9.16%	9.58%	8.81%	8.09%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/22 (At Net Asset Value)
*
IZRL’s inception date is 12/5/17.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for IZRL is 0.49%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.
The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares. Returns for less than one year are not annualized.
7
Before Fund fees and expenses.

The views expressed in the Shareholder Letter are those of ARK Investment Management LLC (“ARK”) as of July 31, 2022. Management’s Discussion of Fund Performance presents information about the ARK ETFs’ holdings that is believed to be accurate, and the views of the Funds’ portfolio manager, as of July 31, 2022. The Shareholder Letter and Management’s Discussion of Fund Performance may not necessarily reflect the views or holdings on the date this Annual Report is first published or anytime thereafter. The information in the Shareholder Letter and Management’s Discussion of Fund Performance may change, and the ARK ETFs disclaim any obligation to advise shareholders of any such changes. Certain information was obtained from sources that ARK believes to be reliable; however, ARK does not guarantee the accuracy or completeness of any information obtained from any third party.
Portfolio holdings will change and should not be considered as investment advice or a recommendation to buy, sell or hold any particular security. Please visit www.ark-funds.com for the most current list of portfolio holdings for the ARK ETFs.
The S&P 500 Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The MSCI World Index represents large and mid-cap equity performance across 23 developed markets. Returns shown for the MSCI World Index are net of foreign withholding taxes applicable to U.S. investors. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in an ARK ETF will not exactly match those in an index, and performance of an ARK ETF will differ from the performance of an index. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

Shareholder Expense Examples
(Unaudited)
As a shareholder of an ARK ETF (each, a “Fund” and collectively, “Funds”) you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The examples below are based on an investment of  $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2022 through July 31, 2022).
Actual Expenses
The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2022	Ending Account Value 7/31/2022	Annualized Expense Ratios for the Period	Expenses Paid During the Period(a)
ARK Genomic Revolution ETF
Actual	$1,000.00	$736.60	0.75%	$3.23
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Autonomous Technology & Robotics ETF
Actual	$1,000.00	$850.70	0.75%	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Innovation ETF
Actual	$1,000.00	$599.20	0.75%	$2.97
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Next Generation Internet ETF
Actual	$1,000.00	$575.30	0.75%	$2.93
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Fintech Innovation ETF
Actual	$1,000.00	$552.10	0.75%	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Space Exploration & Innovation ETF
Actual	$1,000.00	$910.40	0.70%	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
The 3D Printing ETF
Actual	$1,000.00	$767.20	0.66%	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	0.66%	$3.31
The ARK Israel Innovative Technology ETF
Actual	$1,000.00	$772.50	0.49%	$2.15
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	0.49%	$2.46

(a)
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (the number of days in the period, then divided by 365).

Sector Diversification (as a percentage of total investments)
July 31, 2022 (Unaudited)
ARK Genomic Revolution
ETF (ARKG)

■	Health Care	91.5%
■	Information Technology	4.9
■	Materials	3.2
■	Money Market Fund	0.4
		100.0
ARK Autonomous Technology
& Robotics ETF (ARKQ)

■	Industrials	38.7%
■	Information Technolorgy	30.2
■	Consumer Discretionary	21.8
■	Communication Services	7.9
■	Health Care	1.1
■	Money Market Fund	0.3
		100.0
ARK Innovation ETF (ARKK)

■	Health Care	35.4%
■	Information Technology	32.5
■	Consumer Discretionary	13.1
■	Communication Services	10.1
■	Financials	5.5
■	Materials	2.2
■	Industrials	1.2
■	Money Market Fund	0.0(a)
		100.0

(a)
Less than 0.05%

ARK Next Generation
Internet ETF (ARKW)

■	Information Technology	42.3%
■	Consumer Discretionary	19.2
■	Communication Services	17.7
■	Financials	14.5
■	Health Care	6.3
■	Money Market Fund	0.0(a)
		100.0

(a)
Less than 0.05%

ARK Fintech Innovation
ETF (ARKF)

■	Information Technology	49.5%
■	Financials	24.3
■	Consumer Discretionary	13.4
■	Communication Services	5.6
■	Health Care	3.5
■	Real Estate	3.1
■	Money Market Fund	0.6
		100.0
ARK Space Exploration
& Innovation ETF (ARKX)

■	Industrials	53.3%
■	Information Technology	26.1
■	Communication Services	9.7
■	Equity Fund	5.5
■	Consumer Discretionary	5.3
■	Money Market Fund	0.1
		100.0

Sector Diversification (as a percentage of total investments) (concluded)
July 31, 2022 (Unaudited)
The 3D Printing ETF (PRNT)

■	Information Technology	52.4%
■	Industrials	28.4
■	Health Care	7.4
■	Consumer Discretionary	5.5
■	Materials	3.3
■	Financial Services	2.8
■	Money Market Fund	0.1
■	Consumer Staples	0.1
		100.0
The ARK Israel Innovative
Technology ETF (IZRL)

■	Information Technology	64.2%
■	Health Care	12.9
■	Communication Services	12.4
■	Industrials	6.5
■	Consumer Discretionary	4.0
		100.0

Schedule of Investments
ARK Genomic Revolution ETF
July 31, 2022
Investments	Shares	Value
COMMON STOCKS – 99.7%
Biotechnology – 56.4%
Arcturus Therapeutics Holdings, Inc.*†	2,268,443	$39,811,175
Beam Therapeutics, Inc.*	2,028,004	127,723,692
CareDx, Inc.*†	4,390,146	104,441,573
CRISPR Therapeutics AG (Switzerland)*	1,741,089	130,581,675
Exact Sciences Corp.*	4,661,910	210,252,141
Fate Therapeutics, Inc.*	4,232,814	129,227,811
Incyte Corp.*	1,199,915	93,209,397
Intellia Therapeutics, Inc.*	1,763,198	114,184,703
Ionis Pharmaceuticals, Inc.*	3,860,299	144,992,830
Iovance Biotherapeutics, Inc.*	2,890,128	33,669,991
Moderna, Inc.*	170,027	27,899,730
Nurix Therapeutics, Inc.*	915,927	14,618,195
Organovo Holdings, Inc.*	192,850	566,979
Recursion Pharmaceuticals, Inc., Class A*	3,440,074	29,103,026
Regeneron Pharmaceuticals, Inc.*	54,859	31,910,932
Repare Therapeutics, Inc. (Canada)*†	2,736,630	34,591,003
Senti Biosciences, Inc.*	2,168,372	6,787,004
Senti Biosciences, Inc.*(b)	243,471	647,755
Surface Oncology, Inc.*†	6,323,533	10,813,242
Twist Bioscience Corp.*	2,605,186	113,950,836
Veracyte, Inc.*	1,843,569	48,559,608
Vertex Pharmaceuticals, Inc.*	233,047	65,348,709
Verve Therapeutics, Inc.*	2,232,863	54,973,087
Total Biotechnology		1,567,865,094
Chemicals – 3.2%
Ginkgo Bioworks Holdings, Inc.*	23,831,222	68,157,295
Zymergen, Inc.*†	7,778,905	19,213,895
Total Chemicals		87,371,190
Electronic Equipment, Instruments & Components – 2.9%
908 Devices, Inc.*†	3,570,847	80,344,058
Health Care Equipment & Supplies – 2.1%
Butterfly Network, Inc.*	8,513,595	36,949,002
Cerus Corp.*	4,176,664	22,553,986
Total Health Care Equipment & Supplies		59,502,988
Health Care Providers & Services – 9.4%
1Life Healthcare, Inc.*	1,828,917	30,981,854
Accolade, Inc.*†	6,151,729	56,841,976
Guardant Health, Inc.*	563,761	28,283,889
Invitae Corp.*	5,369,358	10,201,780
Signify Health, Inc., Class A*	7,973,716	136,430,281
Total Health Care Providers & Services		262,739,780
Health Care Technology – 10.8%
Schrodinger, Inc.*†	3,432,098	107,424,667
Teladoc Health, Inc.*	3,767,146	138,819,330
Veeva Systems, Inc., Class A*	238,328	53,285,375
Total Health Care Technology		299,529,372
Investments	Shares	Value
Life Sciences Tools & Services – 11.3%
10X Genomics, Inc., Class A*	799,103	$32,083,986
Adaptive Biotechnologies Corp.*†	8,641,074	79,152,238
Berkeley Lights, Inc.*	3,112,910	13,976,966
Codexis, Inc.*†	4,443,013	30,479,069
Compugen Ltd. (Israel)*	2,636,012	4,243,979
Pacific Biosciences of California, Inc.*†	12,013,661	52,499,699
Personalis, Inc.*†	5,415,838	19,984,442
Quantum-Si, Inc.*†	11,680,602	37,961,956
SomaLogic, Inc.*	8,695,220	43,910,861
Total Life Sciences Tools & Services		314,293,196
Pharmaceuticals – 1.6%
ATAI Life Sciences NV (Germany)*	4,534,456	17,503,000
Pfizer, Inc.	553,501	27,957,336
Total Pharmaceuticals		45,460,336
Software – 2.0%
UiPath, Inc., Class A*	3,085,604	56,559,121
Total Common Stocks
(Cost $7,067,975,705)		2,773,665,135
MONEY MARKET FUND – 0.4%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.83%(a)
(Cost $9,967,734)	9,967,734	9,967,734
Total Investments – 100.1% (Cost $7,077,943,439)		2,783,632,869
Liabilities in Excess of Other Assets – (0.1)%		(3,607,145)
Net Assets – 100.0%		$2,780,025,724

†
Affiliated security

*
Non-income producing security

(a)
Rate shown represents annualized 7-day yield as of July 31, 2022.

(b)
Restricted security; security may not be publicly sold without registration under the Securities Act of 1933, as amended. As of July 31, 2022, total investments in restricted securities were $647,755 and are classified as Level 2.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Genomic Revolution ETF
July 31, 2022
Affiliated Issuer Transactions
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities, or a company that is under common ownership or control. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Value ($) at 7/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2022	Value ($) at 7/31/2022
Common Stocks — 24.2%
Biotechnology — 6.8%
AquaBounty Technologies, Inc.
32,699,225	4,009,148	(16,947,272)	(29,687,800)	9,926,699	—	—	—	—
Arcturus Therapeutics Holdings, Inc.
84,888,987	56,107,146	(67,886,484)	8,446,450	(41,744,924)	—	—	2,268,443	39,811,175
CareDx, Inc.
310,172,395	157,455,943	(141,292,075)	(1,641,017)	(220,253,673)	—	—	4,390,146	104,441,573
Cellectis SA
56,897,431	8,557,317	(37,117,817)	(67,316,016)	38,979,085	—	—	—	—
Evogene Ltd.
9,030,619	1,370,733	(5,974,805)	(1,103,073)	(3,323,474)	—	—	—	—
Fate Therapeutics, Inc.^
357,383,678	187,569,734	(178,190,322)	(4,338,123)	(233,197,156)	—	—	4,232,814	129,227,811
Ionis Pharmaceuticals, Inc.^
335,200,942	146,728,426	(325,753,351)	(87,138,228)	75,955,041	—	—	3,860,299	144,992,830
Repare Therapeutics, Inc.
93,387,201	52,361,878	(49,805,988)	(4,852,726)	(56,499,362)	—	—	2,736,630	34,591,003
Surface Oncology, Inc.
26,008,455	29,632,544	(19,457,716)	(1,532,441)	(23,837,600)	—	—	6,323,533	10,813,242
Twist Bioscience Corp.^
303,792,362	117,653,886	(141,976,792)	9,526,597	(175,045,217)	—	—	2,605,186	113,950,836
Chemicals — 0.7%
Zymergen, Inc.
36,723,976	43,782,640	(18,785,592)	878,423	(43,385,552)	—	—	7,778,905	19,213,895
Electronic Equipment, Instruments & Components — 2.9%
908 Devices, Inc.
81,883,531	85,898,782	(62,273,212)	(390,933)	(24,774,110)	—	—	3,570,847	80,344,058
Financial Services — 0.0%
Dynamics Special Purpose Corp.
19,718,888	15,447,878	(29,907,929)	(5,579,469)	320,632	—	—	—	—
Health Care Providers & Services — 2.0%
Accolade, Inc.
259,620,477	88,944,236	(102,484,784)	(14,069,197)	(175,168,756)	—	—	6,151,729	56,841,976
Castle Biosciences, Inc.
156,646,658	27,282,880	(108,453,903)	(73,104,934)	(2,370,701)	—	—	—	—
Signify Health, Inc.^
139,077,091	187,506,352	(115,490,111)	(5,120,662)	(69,542,389)	—	—	7,973,716	136,430,281
Health Care Technology — 3.9%
Schrodinger, Inc.
169,891,016	138,702,351	(109,632,033)	(16,510,304)	(75,026,363)	—	—	3,432,098	107,424,667
Life Sciences Tools & Services — 7.9%
Adaptive Biotechnologies Corp.
153,890,542	188,211,846	(105,355,447)	(1,022,016)	(156,572,687)	—	—	8,641,074	79,152,238
Berkeley Lights, Inc.^
145,389,853	55,665,395	(42,605,054)	(19,381,040)	(125,092,188)	—	—	3,112,910	13,976,966
See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Genomic Revolution ETF
July 31, 2022
Value ($) at 7/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2022	Value ($) at 7/31/2022
Life Sciences Tools & Services — 7.9% (continued)
Codexis, Inc.
135,791,147	71,326,574	(149,599,335)	26,198,412	(53,237,729)	—	—	4,443,013	30,479,069
Pacific Biosciences of California, Inc.
460,481,139	141,956,876	(182,088,086)	111,328,451	(479,178,681)	—	—	12,013,661	52,499,699
Personalis, Inc.
97,468,702	64,254,700	(51,206,844)	(3,572,137)	(86,959,979)	—	—	5,415,838	19,984,442
Quantum-Si, Inc.
71,309,635	90,635,483	(56,445,287)	(1,105,650)	(66,432,225)	—	—	11,680,602	37,961,956
Molecular Diagnostics — 0.0%
CM Life Sciences II, Inc.
32,363,829	1,149,934	(1,108,561)	(144,970)	5,547,068	—	—	—	—
$3,569,717,779	$1,962,212,682	$(2,119,838,800)	$(181,232,403)	$(1,980,914,241)	$—	$—	100,631,444	$1,212,137,717

^
As of July 31, 2022, the company was no longer considered to be an affiliated security.

Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2022, based upon the three levels defined above:
ARK Genomic Revolution ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$2,773,017,380	$647,755	$—	$2,773,665,135
Money Market Fund	9,967,734	—	—	9,967,734
Total	$2,782,985,114	$647,755	$—	$2,783,632,869

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Autonomous Technology & Robotics ETF
July 31, 2022
Investments	Shares	Value
COMMON STOCKS – 99.7%
Aerospace & Defense – 18.4%
AeroVironment, Inc.*	626,183	$54,252,495
Archer Aviation, Inc., Class A*	7,874,850	31,814,394
Elbit Systems Ltd. (Israel)	126,102	29,221,616
Kratos Defense & Security Solutions, Inc.*†	6,696,343	96,360,376
Lockheed Martin Corp.	27,586	11,415,363
Total Aerospace & Defense		223,064,244
Airlines – 2.6%
Blade Air Mobility, Inc.*†	5,777,135	32,091,985
Auto Components – 1.9%
Magna International, Inc. (Canada)	364,678	23,288,337
Automobiles – 17.5%
BYD Co. Ltd. (China)(a)	353,288	25,804,156
General Motors Co.*	146,319	5,305,527
Nio, Inc. (China)*(a)	376,456	7,427,477
Niu Technologies (China)*(a)	2,389,963	15,486,960
Tesla, Inc.*	152,562	136,001,395
XPeng, Inc., Class A (China)*(a)	916,936	22,400,746
Total Automobiles		212,426,261
Biotechnology – 0.0%(b)
Organovo Holdings, Inc.*	91,146	267,969
Diversified Consumer Services – 0.5%
2U, Inc.*	644,176	6,306,483
Diversified Telecommunication – 5.9%
Iridium Communications, Inc.*	1,594,400	71,285,624
Electronic Equipment, Instruments & Components – 9.6%
Teledyne Technologies, Inc.*	35,889	14,046,955
Trimble, Inc.*	1,478,944	102,683,082
Total Electronic Equipment, Instruments & Components		116,730,037
Health Care Equipment & Services – 1.1%
Intuitive Surgical, Inc.*	56,396	12,980,668
Household Durables – 1.9%
Vuzix Corp.*	2,795,601	22,840,060
Interactive Media & Services – 2.0%
Alphabet, Inc., Class C*	211,520	24,671,693
Machinery – 15.0%
Caterpillar, Inc.	99,885	19,802,201
Deere & Co.	157,480	54,043,986
Komatsu Ltd. (Japan)(a)	1,837,672	42,652,367
Markforged Holding Corp.*†	9,711,229	21,267,591
Proto Labs, Inc.*	423,809	20,720,022
Velo3D Inc.*	7,055,650	22,648,637
Total Machinery		181,134,804
Investments	Shares	Value
Road & Rail – 2.7%
TuSimple Holdings, Inc., Class A*	3,271,467	$32,583,811
Semiconductors & Semiconductor Equipment – 3.5%
Teradyne, Inc.	416,641	42,034,911
Software – 11.2%
ANSYS, Inc.*	49,611	13,840,973
Materialise NV (Belgium)*(a)	1,029,510	14,454,320
Synopsys, Inc.*	45,577	16,749,547
UiPath, Inc., Class A*	3,879,966	71,119,777
Unity Software, Inc.*	505,553	18,902,627
Total Software		135,067,244
Technology Hardware, Storage & Peripherals – 5.9%
3D Systems Corp.*	2,841,708	32,509,139
Nano Dimension Ltd. (Israel)*(a)	6,776,734	22,295,455
Stratasys Ltd.*	826,093	17,009,255
Total Technology Hardware, Storage & Peripherals		71,813,849
Total Common Stocks (Cost $1,941,568,643)		1,208,587,980
MONEY MARKET FUND – 0.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.83%(c) (Cost $3,748,165)	3,748,165	3,748,165
Total Investments – 100.0% (Cost $1,945,316,808)		1,212,336,145
Liabilities in Excess of Other Assets – (0.0)%(b)		(397,395)
Net Assets – 100.0%		$1,211,938,750

†
Affiliated security

*
Non-income producing security

(a)
American Depositary Receipt

(b)
Less than 0.05%

(c)
Rate shown represents annualized 7-day yield as of July 31, 2022.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Autonomous Technology & Robotics ETF
July 31, 2022
Affiliated Issuer Transactions
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities, or a company that is under common ownership or control. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Value ($) at 7/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2022	Value ($) at 7/31/2022
Common Stocks — 12.4%
Aerospace & Defense — 8.0%
Archer Aviation, Inc.^
28,560,815	59,002,278	(18,836,402)	(1,578,667)	(35,333,630)	—	—	7,874,850	31,814,394
Kratos Defense & Security Solutions, Inc.
192,932,864	65,093,226	(67,480,363)	(10,873,490)	(83,311,861)	—	—	6,696,343	96,360,376
Airlines — 2.6%
Blade Air Mobility, Inc.
29,954,012	39,626,275	(21,141,171)	474,681	(16,821,812)	—	—	5,777,135	32,091,985
Machinery — 1.8%
Markforged Holding Corp.
28,017,642	83,489,274	(22,154,066)	(2,170,909)	(65,914,350)	—	—	9,711,229	21,267,591
Velo3D Inc.^
26,430,752	53,144,681	(15,988,196)	465,542	(41,404,143)	—	—	7,055,650	22,648,637
$305,896,085	$300,355,734	$(145,600,198)	$(13,682,843)	$(242,785,796)	$—	$—	37,115,207	$204,182,983

^
As of July 31, 2022, the company was no longer considered to be an affiliated security.

Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2022, based upon the three levels defined above:
ARK Autonomous Technology & Robotics ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$1,208,587,980	$—	$—	$1,208,587,980
Money Market Fund	3,748,165	—	—	3,748,165
Total	$1,212,336,145	$—	$—	$1,212,336,145

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Innovation ETF
July 31, 2022
Investments	Shares	Value
COMMON STOCKS – 100.0%
Automobiles – 10.0%
Tesla, Inc.*	1,041,513	$928,456,764
Biotechnology – 24.8%
Beam Therapeutics, Inc.*†	6,753,101	425,310,301
CRISPR Therapeutics AG (Switzerland)*†	6,341,771	475,632,825
Exact Sciences Corp.*†	10,053,642	453,419,254
Fate Therapeutics, Inc.*†	7,145,093	218,139,689
Intellia Therapeutics, Inc.*†	6,652,418	430,810,590
Twist Bioscience Corp.*†	4,089,618	178,879,891
Veracyte, Inc.*†	5,216,029	137,390,204
Total Biotechnology		2,319,582,754
Capital Markets – 5.5%
Coinbase Global, Inc., Class A*	4,994,141	314,431,117
Robinhood Markets, Inc., Class A*	22,001,400	199,112,670
Total Capital Markets		513,543,787
Chemicals – 2.1%
Ginkgo Bioworks Holdings, Inc.*†	70,022,979	200,265,720
Diversified Consumer Services – 0.7%
2U, Inc.*†	6,564,563	64,267,072
Entertainment – 10.1%
ROBLOX Corp., Class A*	6,058,093	260,073,933
Roku, Inc.*†	9,111,942	597,014,440
Spotify Technology SA*	778,158	87,947,417
Total Entertainment		945,035,790
Health Care Equipment & Supplies – 0.7%
Cerus Corp.*†	11,914,339	64,337,431
Health Care Providers & Services – 2.8%
Invitae Corp.*†	18,534,029	35,214,655
Signify Health, Inc., Class A*†	13,363,378	228,647,398
Total Health Care Providers & Services		263,862,053
Health Care Technology – 4.7%
Teladoc Health, Inc.*†	11,927,889	439,542,710
Hotels, Restaurants & Leisure – 2.5%
DraftKings, Inc., Class A*	16,787,858	230,497,290
IT Services – 12.1%
Block, Inc.*	6,281,745	477,789,525
Shopify, Inc., Class A (Canada)*	9,117,361	317,557,684
Twilio, Inc., Class A*	3,945,847	334,607,825
Total IT Services		1,129,955,034
Investments	Shares	Value
Life Sciences Tools & Services – 2.4%
10X Genomics, Inc., Class A*	3,298,387	$132,430,238
Berkeley Lights, Inc.*†	4,064,643	18,250,247
Compugen Ltd. (Israel)*†	5,913,683	9,521,030
Pacific Biosciences of California, Inc.*†	14,078,988	61,525,177
Total Life Sciences Tools & Services		221,726,692
Road & Rail – 1.2%
TuSimple Holdings, Inc., Class A*†	10,787,186	107,440,372
Semiconductors & Semiconductor Equipment – 1.0%
NVIDIA Corp.	490,096	89,016,137
Software – 19.4%
Materialise NV (Belgium)*†(a)	4,247,609	59,636,430
PagerDuty, Inc.*†	8,319,627	215,727,928
UiPath, Inc., Class A*	22,542,083	413,196,381
Unity Software, Inc.*	8,560,447	320,075,113
Zoom Video Communications, Inc., Class A*	7,803,524	810,474,003
Total Software		1,819,109,855
Total Common Stocks (Cost $21,299,412,263)		9,336,639,461
MONEY MARKET FUND – 0.0%(b)
Dreyfus Government Cash Management Fund, Institutional Shares, 1.83%(c) (Cost $3,169,465)	3,169,465	3,169,465
Total Investments – 100.0% (Cost $21,302,581,728)		9,339,808,926
Liabilities in Excess of Other Assets – (0.0)%(b)		(2,989,907)
Net Assets – 100.0%		$9,336,819,019

*
Non-income producing security

†
Affiliated security

(a)
American Depositary Receipt

(b)
Less than 0.05%

(c)
Rate shown represents annualized 7-day yield as of July 31, 2022.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Innovation ETF
July 31, 2022
Affiliated Issuer Transactions
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities, or a company that is under common ownership or control. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Value ($) at 7/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2022	Value ($) at 7/31/2022
Common Stocks — 47.3%
Biotechnology — 24.8%
Beam Therapeutics, Inc.
429,666,220	676,046,277	(524,849,273)	14,774,288	(170,327,211)	—	—	6,753,101	425,310,301
CRISPR Therapeutics AG
590,141,202	721,847,564	(607,804,852)	62,101,963	(290,653,052)	—	—	6,341,771	475,632,825
Editas Medicine, Inc.
179,157,870	60,451,666	(169,471,797)	(22,174,212)	(47,963,527)	—	—	—	—
Exact Sciences Corp.
685,472,559	1,027,694,317	(765,962,446)	(2,261,206)	(491,523,970)	—	—	10,053,642	453,419,254
Fate Therapeutics, Inc.
368,294,731	499,627,377	(349,543,311)	(4,105,330)	(296,133,778)	—	—	7,145,093	218,139,689
Intellia Therapeutics, Inc.
588,966,306	866,751,840	(646,075,201)	350,605,514	(729,437,869)	—	—	6,652,418	430,810,590
Iovance Biotherapeutics, Inc.
189,057,134	36,882,663	(203,371,000)	(164,614,792)	142,045,995	—	—	—	—
Twist Bioscience Corp.
226,589,192	271,361,821	(181,514,464)	18,064,266	(155,620,924)	—	—	4,089,618	178,879,891
Veracyte, Inc.
146,417,966	258,969,781	(185,067,705)	24,060,275	(106,990,113)	—	—	5,216,029	137,390,204
Chemcials — 2.1%
Ginkgo Bioworks Holdings, Inc.
—	632,655,332	(221,911,062)	19,926,262	(230,404,812)	—	—	70,022,979	200,265,720
Diversified Consumer Services — 0.7%
2U, Inc.
223,797,134	148,393,884	(129,821,240)	15,640,578	(193,743,284)	—	—	6,564,563	64,267,072
Diversified Telecommunication — 0.0%
Iridium Communications, Inc.
351,317,071	128,645,635	(427,230,884)	(44,184,594)	(8,547,228)	—	—	—	—
Entertainment — 6.4%
Roku, Inc.
1,277,506,103	2,073,736,883	(1,143,452,929)	188,702,111	(1,799,477,728)	—	—	9,111,942	597,014,440
Health Care Equipment & Supplies — 0.7%
Cerus Corp.
61,502,127	77,679,735	(81,802,924)	3,105,813	3,852,680	—	—	11,914,339	64,337,431
Health Care Providers & Services — 2.8%
Invitae Corp.
331,826,516	408,986,992	(261,982,756)	33,660,916	(477,277,013)	—	—	18,534,029	35,214,655
Signify Health, Inc.
—	496,645,082	(219,584,785)	6,807,469	(55,220,368)	—	—	13,363,378	228,647,398
Health Care Technology — 4.7%
Teladoc Health, Inc.
1,309,104,544	1,377,423,723	(1,088,068,284)	(11,221,955)	(1,147,695,318)	—	—	11,927,889	439,542,710
Life Sciences Tools & Services — 1.0%
Berkeley Lights, Inc.
158,277,143	117,143,552	(82,435,191)	(63,530,302)	(111,204,955)	—	—	4,064,643	18,250,247
See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Innovation ETF
July 31, 2022
Value ($) at 7/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2022	Value ($) at 7/31/2022
Life Sciences Tools & Services — 1.0% (continued)
Compugen Ltd.
43,591,664	25,473,574	(30,347,286)	(11,029,221)	(18,167,701)	—	—	5,913,683	9,521,030
Pacific Biosciences of California, Inc.
246,859,499	323,925,942	(202,294,174)	61,620,306	(368,586,396)	—	—	14,078,988	61,525,177
Machinery — 0.0%
Proto Labs, Inc.
155,624,215	12,316,665	(150,882,022)	(120,312,087)	103,253,229	—	—	—	—
Road & Rail — 1.2%
TuSimple Holdings, Inc.
166,882,333	321,930,785	(204,369,338)	9,473,421	(186,476,829)	—	—	10,787,186	107,440,372
Software — 2.9%
Materialise NV
80,375,733	115,139,235	(102,529,469)	(7,578,555)	(25,770,514)	—	—	4,247,609	59,636,430
PagerDuty, Inc.
224,620,189	417,064,119	(320,555,028)	49,335,161	(154,736,513)	—	—	8,319,627	215,727,928
Technology Hardware, Storage & Peripherals — 0.0%
Stratasys Ltd.
81,818,214	169,816,565	(239,686,218)	(16,888,732)	4,940,171	—	—	—	—
$8,116,865,665	$11,266,611,009	$(8,540,613,639)	$389,977,357	$(6,811,867,028)	$—	$—	235,102,527	$4,420,973,364
Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2022, based upon the three levels defined above:
ARK Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$9,336,639,461	$—	$—	$9,336,639,461
Money Market Fund	3,169,465	—	—	3,169,465
Total	$9,339,808,926	$—	$—	$9,339,808,926

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Next Generation Internet ETF
July 31, 2022
Investments	Shares	Value
COMMON STOCKS – 94.0%
Automobiles – 9.4%
Tesla, Inc.*	153,836	$137,137,102
Banks – 0.5%
NU Holdings Ltd., Class A (Brazil)*	1,583,909	6,668,257
Biotechnology – 1.7%
Veracyte, Inc.*	946,325	24,926,200
Capital Markets – 7.9%
Coinbase Global, Inc., Class A*	1,269,174	79,907,195
Robinhood Markets, Inc., Class A*	3,826,117	34,626,359
Total Capital Markets		114,533,554
Diversified Consumer Services – 0.8%
2U, Inc.*	1,158,339	11,340,139
Entertainment – 16.6%
Endeavor Group Holdings, Inc., Class A*	467,749	10,660,000
ROBLOX Corp., Class A*	1,551,199	66,592,973
Roku, Inc.*	1,513,810	99,184,831
Sea Ltd. (Singapore)*(a)	321,024	24,500,552
Spotify Technology SA*	361,049	40,805,758
Total Entertainment		241,744,114
Health Care Technology – 4.6%
Teladoc Health, Inc.*	1,812,061	66,774,448
Hotels, Restaurants & Leisure – 4.9%
DraftKings, Inc., Class A*	4,272,184	58,657,087
Genius Sports Ltd. (United Kingdom)*	5,203,314	13,476,583
Total Hotels, Restaurants & Leisure		72,133,670
Household Durables – 2.3%
Vuzix Corp.*†	3,981,596	32,529,639
Interactive Media & Services – 1.2%
Nextdoor Holdings, Inc.*	5,028,586	16,845,763
Twitter, Inc.*	241	10,028
Total Interactive Media & Services		16,855,791
Internet & Direct Marketing Retail – 1.8%
MercadoLibre, Inc. (Brazil)*	32,777	26,670,973
IT Services – 19.0%
Adyen NV (Netherlands)*(a)	1,141,211	20,564,622
Block, Inc.*	1,309,232	99,580,186
Cloudflare, Inc., Class A*	318,665	16,035,223
Shopify, Inc., Class A (Canada)*	2,071,725	72,158,182
Twilio, Inc., Class A*	808,468	68,558,086
Total IT Services		276,896,299
Semiconductors & Semiconductor Equipment – 1.3%
NVIDIA Corp.	102,248	18,571,304
Investments	Shares	Value
Software – 20.7%
Crowdstrike Holdings, Inc., Class A*	119,013	$21,850,787
monday.com Ltd.*	245,855	25,256,684
PagerDuty, Inc.*	1,483,394	38,464,406
UiPath, Inc., Class A*	3,238,327	59,358,534
Unity Software, Inc.*	1,117,431	41,780,745
Zoom Video Communications, Inc., Class A*	1,109,421	115,224,465
Total Software		301,935,621
Technology Hardware, Storage & Peripherals – 1.3%
Nano Dimension Ltd. (Israel)*(a)	5,981,150	19,677,983
Total Common Stocks (Cost $3,559,665,416)		1,368,395,094
UNIT TRUST – 6.1%
Financials – 6.1%
Grayscale Bitcoin Trust BTC* (Cost $229,843,474)	6,005,197	88,876,916
MONEY MARKET FUND – 0.0%(b)
Dreyfus Government Cash Management Fund, Institutional Shares, 1.83%(c) (Cost $129,914)	129,914	129,914
Total Investments – 100.1% (Cost $3,789,638,804)		1,457,401,924
Liabilities in Excess of Other Assets – (0.1)%		(902,745)
Net Assets – 100.0%		$1,456,499,179

†
Affiliated security

*
Non-income producing security

(a)
American Depositary Receipt

(b)
Less than 0.05%

(c)
Rate shown represents annualized 7-day yield as of July 31, 2022.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Next Generation Internet ETF
July 31, 2022
Affiliated Issuer Transactions
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities, or a company that is under common ownership or control. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Value ($) at 7/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2022	Value ($) at 7/31/2022
Common Stocks — 2.2%
Capital Markets — 0.0%
Concord Acquisition Corp.
28,340,692	20,297,582	(47,415,233)	(2,135,524)	912,483	—	—	—	—
Household Durables — 2.2%
Vuzix Corp.
59,763,791	38,747,199	(33,006,503)	(8,009,875)	(24,964,973)	—	—	3,981,596	32,529,639
Interactive Media & Services — 0.0%
Nextdoor Holdings, Inc.^
44,079,858	33,256,362	(26,538,105)	(1,758,727)	(32,193,625)	—	—	5,028,586	16,845,763
$132,184,341	$92,301,143	$(106,959,841)	$(11,904,126)	$(56,246,115)	$—	$—	9,010,182	$49,375,402

^
As of July 31, 2022, the company was no longer considered to be an affiliated security.

Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2022, based upon the three levels defined above:
ARK Next Generation Internet ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$1,368,395,094	$—	$—	$1,368,395,094
Unit Trust‡	88,876,916	—	—	88,876,916
Money Market Fund	129,914	—	—	129,914
Total	$1,457,401,924	$—	$—	$1,457,401,924

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Fintech Innovation ETF
July 31, 2022
Investments	Shares	Value
COMMON STOCKS – 99.6%
Banks – 6.0%
NU Holdings Ltd., Class A (Brazil)*	3,317,768	$13,967,803
Silvergate Capital Corp., Class A*	448,454	41,836,274
TCS Group Holding PLC, Class Reg S (Russia)*(a)(b)	607,059	6,071
Total Banks		55,810,148
Capital Markets – 12.6%
Coinbase Global, Inc., Class A*	973,406	61,285,642
Intercontinental Exchange, Inc.	106,233	10,834,704
Robinhood Markets, Inc., Class A*	5,037,531	45,589,655
Total Capital Markets		117,710,001
Consumer Finance – 1.2%
Kaspi.KZ JSC (Kazakhstan)(a)	211,599	11,108,947
Entertainment – 3.8%
Roku, Inc.*	143,185	9,381,481
Sea Ltd. (Singapore)*(c)	339,125	25,882,020
Total Entertainment		35,263,501
Health Care Technology – 3.5%
Teladoc Health, Inc.*	887,202	32,693,394
Hotels, Restaurants & Leisure – 3.8%
DraftKings, Inc., Class A*	2,626,224	36,058,055
Insurance – 4.6%
Discovery Ltd. (South Africa)*	5,632,323	43,475,976
Interactive Media & Services – 1.8%
Twitter, Inc.*	1,510	62,831
Z Holdings Corp. (Japan)	4,837,114	17,016,049
Total Interactive Media & Services		17,078,880
Internet & Direct Marketing Retail – 9.6%
Farfetch Ltd., Class A (United Kingdom)*	736,211	5,845,516
Global-e Online Ltd. (Israel)*	1,061,462	24,158,875
JD.com, Inc. (China)(c)	177,716	10,574,102
MercadoLibre, Inc. (Brazil)*	61,110	49,725,818
Total Internet & Direct Marketing Retail		90,304,311
IT Services – 38.0%
Adyen NV (Netherlands)*(d)	25,343	45,198,466
Block, Inc.*	1,294,493	98,459,137
Shopify, Inc., Class A (Canada)*	2,692,724	93,787,577
StoneCo Ltd., Class A (Brazil)*	2,765,473	26,493,231
Toast, Inc., Class A*	1,654,495	26,438,830
Twilio, Inc., Class A*	767,497	65,083,746
Total IT Services		355,460,987
Investments	Shares	Value
Real Estate Management & Development – 3.1%
Zillow Group, Inc., Class C*	842,301	$29,379,459
Semiconductors & Semiconductor Equipment – 1.0%
NVIDIA Corp.	52,760	9,582,799
Software – 10.6%
Bill.com Holdings, Inc.*	179,144	24,198,772
Intuit, Inc.	32,871	14,994,764
UiPath, Inc., Class A*	3,266,847	59,881,305
Total Software		99,074,841
Total Common Stocks (Cost $2,271,779,875)		933,001,299
MONEY MARKET FUND – 0.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.83%(e) (Cost $5,456,756)	5,456,756	5,456,756
Total Investments – 100.2% (Cost $2,277,236,631)		938,458,055
Liabilities in Excess of Other Assets – (0.2)%		(2,026,508)
Net Assets – 100.0%		$936,431,547

*
Non-income producing security

(a)
Global Depositary Receipt

(b)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment is classified as Level 3.

(c)
American Depositary Receipt

(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)
Rate shown represents annualized 7-day yield as of July 31, 2022.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Fintech Innovation ETF
July 31, 2022
Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2022, based upon the three levels defined above:
ARK Fintech Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$932,995,228	—	$6,071	$933,001,299
Money Market Fund	5,456,756	—	—	5,456,756
Total	$938,451,984	—	$6,071	$938,458,055

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Space Exploration & Innovation ETF
July 31, 2022
Investments	Shares	Value
COMMON STOCKS – 94.4%
Aerospace & Defense – 33.2%
AeroVironment, Inc.*	243,494	$21,096,320
Airbus SE (France)	33,697	3,612,053
Archer Aviation, Inc., Class A*	1,947,825	7,869,213
Elbit Systems Ltd. (Israel)	28,945	6,707,425
HEICO Corp.	22,269	3,512,044
Kratos Defense & Security Solutions, Inc.*	1,766,084	25,413,949
L3Harris Technologies, Inc.	77,026	18,483,929
Lockheed Martin Corp.	7,728	3,197,924
Mynaric AG (Germany)*(a)	553,583	4,838,315
Spirit AeroSystems Holdings, Inc., Class A	170,241	5,587,310
Thales SA (France)	46,253	5,736,539
Total Aerospace & Defense		106,055,021
Air Freight & Logistics – 2.6%
JD Logistics, Inc. (China)*(b)	4,156,626	8,451,031
Airlines – 5.4%
Blade Air Mobility, Inc.*	1,801,632	10,008,066
Joby Aviation, Inc.*	1,292,910	7,162,721
Total Airlines		17,170,787
Diversified Telecommunication – 7.6%
Iridium Communications, Inc.*	541,165	24,195,487
Electronic Equipment, Instruments & Components – 11.8%
Teledyne Technologies, Inc.*	8,715	3,411,051
Trimble, Inc.*	495,892	34,429,782
Total Electronic Equipment, Instruments & Components		37,840,833
Household Durables – 2.4%
Garmin Ltd.	78,433	7,656,629
Industrial Conglomerates – 1.4%
Honeywell International, Inc.	23,872	4,594,405
Interactive Media & Services – 2.1%
Alphabet, Inc., Class C*	58,792	6,857,499
Internet & Direct Marketing Retail – 2.9%
Amazon.com, Inc.*	67,426	9,099,139
Machinery – 10.7%
Deere & Co.	25,374	8,707,849
Komatsu Ltd. (Japan)	584,788	13,195,554
Markforged Holding Corp.*	2,170,334	4,753,031
Proto Labs, Inc.*	28,737	1,404,952
Velo3D, Inc.*	1,875,675	6,020,917
Total Machinery		34,082,303
Investments	Shares	Value
Semiconductors & Semiconductor Equipment – 2.7%
Teradyne, Inc.	85,004	$8,576,054
Software – 9.7%
ANSYS, Inc.*	11,180	3,119,108
Dassault Systemes SE (France)	232,900	9,916,513
Synopsys, Inc.*	11,783	4,330,253
UiPath, Inc., Class A*	484,977	8,889,628
Unity Software, Inc.*	122,918	4,595,904
Total Software		30,851,406
Technology Hardware, Storage & Peripherals – 1.9%
3D Systems Corp.*	532,495	6,091,743
Total Common Stocks (Cost $409,457,723)		301,522,337
EXCHANGE-TRADED FUND – 5.5%
Equity Fund – 5.5%
The 3D Printing ETF† (Cost $29,959,499)	763,815	17,689,955
MONEY MARKET FUND – 0.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.83%(c) (Cost $376,616)	376,616	376,616
Total Investments – 100.0% (Cost $439,793,838)		319,588,908
Liabilities in Excess of Other Assets – (0.0)%(d)		(53,091)
Net Assets – 100.0%		$319,535,817

†
Affiliated security

*
Non-income producing security

(a)
American Depositary Receipt

(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)
Rate shown represents annualized 7-day yield as of July 31, 2022.

(d)
Less than 0.05%

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Space Exploration & Innovation ETF
July 31, 2022
Affiliated Issuer Transactions
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities, or a company that is under common ownership or control. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Value ($) at 7/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2022	Value ($) at 7/31/2022
Exchange-Traded Fund — 5.5%
Equity Fund — 5.5%
The 3D Printing ETF
41,642,604	6,315,301	(14,688,369)	(4,506,722)	(11,072,859)	604	—	763,815	17,689,955
$41,642,604	$6,315,301	$(14,688,369)	$(4,506,722)	$(11,072,859)	$604	$—	763,815	$17,689,955
Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2022, based upon the three levels defined above:
ARK Space Exploration & Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$301,522,337	$—	$—	$301,522,337
Exchange – Traded Fund	17,689,955	—	—	17,689,955
Money Market Fund	376,616	—	—	376,616
Total	$319,588,908	$—	$—	$319,588,908

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
The 3D Printing ETF
July 31, 2022
Investments	Shares	Value
COMMON STOCKS – 99.8%
Aerospace & Defense – 2.5%
Aerojet Rocketdyne Holdings, Inc.*	57,056	$2,492,777
Hexcel Corp.	4,256	257,530
Moog, Inc., Class A	28,613	2,450,417
Total Aerospace & Defense		5,200,724
Air Freight & Logistics – 1.2%
United Parcel Service, Inc., Class B	12,517	2,439,438
Auto Components – 2.3%
Cie Generale des Etablissements Michelin SCA (France)	84,894	2,356,986
Exco Technologies Ltd. (Canada)	371,949	2,538,623
Total Auto Components		4,895,609
Chemicals – 0.7%
Arkema SA (France)	2,698	254,515
DuPont de Nemours, Inc.	4,243	259,799
Eastman Chemical Co.	2,540	243,662
Evonik Industries AG (Germany)	11,879	252,288
Koninklijke DSM NV (Netherlands)	1,601	255,098
Toray Industries, Inc. (Japan)	43,853	240,920
Total Chemicals		1,506,282
Commercial Services & Supplies – 0.9%
PyroGenesis Canada, Inc. (Canada)*	138,798	208,108
Shapeways Holdings, Inc.*	1,954,678	1,673,204
Total Commercial Services & Supplies		1,881,312
Electrical Equipment – 1.8%
AMETEK, Inc.	28,781	3,554,454
SGL Carbon SE (Germany)*	38,499	289,796
Total Electrical Equipment		3,844,250
Electronic Equipment, Instruments & Components – 12.8%
FARO Technologies, Inc.*	238,546	7,757,516
Hexagon AB, Class B (Sweden)	306,752	3,590,576
Renishaw PLC (United Kingdom)	128,446	6,785,590
Trimble, Inc.*	124,143	8,619,249
Total Electronic Equipment, Instruments & Components		26,752,931
Health Care Equipment & Supplies – 5.8%
Align Technology, Inc.*	12,605	3,541,627
Conformis, Inc.*	7,239,109	1,889,408
Straumann Holding AG (Switzerland)	49,285	6,617,243
Total Health Care Equipment & Supplies		12,048,278
Investments	Shares	Value
Industrial Conglomerates – 2.6%
3M Co.	1,807	$258,835
General Electric Co.	36,529	2,699,858
Siemens AG (Germany)	23,091	2,561,550
Total Industrial Conglomerates		5,520,243
Internet & Direct Marketing Retail – 3.2%
Xometry, Inc., Class A*	176,631	6,711,978
Life Sciences Tools & Services – 1.6%
BICO Group AB (Sweden)*	840,930	3,314,996
Machinery – 19.4%
Desktop Metal, Inc., Class A*	2,237,286	4,765,419
Fathom Digital Manufacturing C*	1,094,827	4,685,860
Lincoln Electric Holdings, Inc.	18,658	2,638,987
Markforged Holding Corp.*	2,592,583	5,677,757
Massivit 3d Printing Technologies Ltd. (Israel)*	185,574	557,407
OC Oerlikon Corp. AG (Switzerland)	332,930	2,565,574
Proto Labs, Inc.*	128,771	6,295,614
Sandvik AB (Sweden)	13,505	247,383
SLM Solutions Group AG (Germany)*	523,645	6,475,787
Velo3D, Inc.*	2,091,641	6,714,168
Total Machinery		40,623,956
Metals & Mining – 2.6%
Arconic Corp.*	79,638	2,405,864
ATI Inc.*	10,042	249,945
Carpenter Technology Corp.	8,259	265,444
Kaiser Aluminum Corp.	30,006	2,273,555
voestalpine AG (Austria)	11,868	265,639
Total Metals & Mining		5,460,447
Shell Companies – 2.8%
Atlantic Coastal Acquisition Corp., Class A*	604,595	5,931,077
Software – 26.9%
Altair Engineering, Inc., Class A*	140,878	8,299,123
ANSYS, Inc.*	30,255	8,440,843
Autodesk, Inc.*	40,682	8,800,330
Dassault Systemes SE (France)	190,408	8,107,271
Materialise NV (Belgium)*(a)	437,685	6,145,097
Microsoft Corp.	27,911	7,835,734
PTC, Inc.*	70,738	8,727,655
Total Software		56,356,053

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
The 3D Printing ETF
July 31, 2022
Investments	Shares	Value
Technology Hardware, Storage & Peripherals – 12.7%
3D Systems Corp.*	621,090	$7,105,270
Eastman Kodak Co.*	46,502	256,226
HP, Inc.	189,834	6,338,557
Nano Dimension Ltd. (Israel)*(a)	1,746,013	5,744,383
Stratasys Ltd.*	330,699	6,809,092
Xerox Holdings Corp.	16,350	280,076
Total Technology Hardware, Storage & Peripherals		26,533,604
Total Common Stocks (Cost $330,851,342)		209,021,178
PREFERRED STOCK – 0.1%
Household Products – 0.1%
Henkel AG & Co. KGaA (Germany) (Cost $383,545)	3,754	238,953
Investments	Shares	Value
MONEY MARKET FUND – 0.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.83%(b) (Cost $273,185)	273,185	$273,185
Total Investments – 100.0% (Cost $331,508,072)		209,533,316
Other Assets in Excess of Liabilities – 0.0%(c)		16,976
Net Assets – 100.0%		$209,550,292

*
Non-income producing security

(a)
American Depositary Receipt

(b)
Rate shown represents annualized 7-day yield as of July 31, 2022.

(c)
Less than 0.05%

Affiliated Issuer Transactions
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities, or a company that is under common ownership or control. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Value ($) at 7/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2022	Value ($) at 7/31/2022
Common Stock — 0.0%
Commercial Services & Supplies — 0.0%
Shapeways Holdings, Inc.^
—	8,080,687	(1,145,418)	(1,553,949)	(3,708,116)	—	—	1,954,678	1,673,204
Health Care Equipment & Supplies — 0.0%
Conformis, Inc.^
19,209,575	5,760,620	(5,893,761)	(6,360,283)	(10,826,743)	—	—	7,239,109	1,889,408
Machinery — 0.0%
ExOne (The) Co.
18,815,801	—	(35,228,058)	(6,866,123)	23,278,380	—	—	—	—
$38,025,376	$13,841,307	$(42,267,237)	$(14,780,355)	$8,743,521	$—	$—	9,193,787	$3,562,612

^
As of July 31, 2022, the company was no longer considered to be an affiliated security.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
The 3D Printing ETF
July 31, 2022
Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2022, based upon the three levels defined above:
The 3D Printing ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$209,021,178	$—	$—	$209,021,178
Preferred Stock‡	238,953	—	—	238,953
Money Market Fund	273,185	—	—	273,185
Total	$209,533,316	$—	$—	$209,533,316

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
The ARK Israel Innovative Technology ETF
July 31, 2022
Investments	Shares	Value
COMMON STOCKS – 99.4%
Aerospace & Defense – 4.4%
Elbit Systems Ltd. (Israel)	11,244	$2,563,942
RADA Electronic Industries Ltd. (Israel)*	261,170	2,643,041
Total Aerospace & Defense		5,206,983
Biotechnology – 2.2%
Enlivex Therapeutics Ltd. (Israel)*	64,500	274,125
UroGen Pharma Ltd.*	291,303	2,283,816
Total Biotechnology		2,557,941
Communications Equipment – 13.3%
AudioCodes Ltd. (Israel)	107,862	2,621,047
Ceragon Networks Ltd. (Israel)*	953,973	2,480,330
Gilat Satellite Networks Ltd. (Israel)*	379,697	2,513,594
Ituran Location and Control Ltd. (Israel)	102,006	2,590,952
Radware Ltd. (Israel)*	111,606	2,581,447
Silicom Ltd. (Israel)*	68,587	2,879,968
Total Communications Equipment		15,667,338
Diversified Telecommunication – 2.2%
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	1,538,298	2,612,593
Entertainment – 2.0%
Playtika Holding Corp.*	192,478	2,361,705
Health Care Equipment & Supplies – 4.3%
Inmode Ltd.*	85,421	2,839,394
Nano-X Imaging Ltd. (Israel)*	186,628	2,247,001
Total Health Care Equipment & Supplies		5,086,395
Hotels, Restaurants & Leisure – 2.1%
Fattal Holdings 1998 Ltd. (Israel)*	21,957	2,525,686
Interactive Media & Services – 1.9%
Taboola.com Ltd. (Israel)*	847,510	2,220,476
Internet & Direct Marketing Retail – 1.8%
Fiverr International Ltd.*	66,235	2,124,819
IT Services – 9.0%
HUB Cyber Security Israel Ltd. (Israel)*	750,223	1,030,997
Malam – Team Ltd. (Israel)	106,188	2,357,963
Matrix IT Ltd. (Israel)	100,998	2,535,090
One Software Technologies Ltd. (Israel)	157,950	2,568,723
Wix.com Ltd. (Israel)*	37,640	2,233,181
Total IT Services		10,725,954
Life Sciences Tools & Services – 1.6%
Compugen Ltd. (Israel)*	1,196,958	1,927,102
Media – 2.0%
Perion Network Ltd. (Israel)*	127,403	2,386,258
Pharmaceuticals – 4.7%
Taro Pharmaceutical Industries Ltd.*	63,375	2,261,854
Teva Pharmaceutical Industries Ltd. (Israel)*(a)	346,906	3,253,978
Total Pharmaceuticals		5,515,832
Professional Services – 2.1%
Danel Adir Yeoshua Ltd. (Israel)	19,601	2,450,738
Investments	Shares	Value
Semiconductors & Semiconductor Equipment – 6.5%
Camtek Ltd. (Israel)*	84,748	$2,470,404
Nova Ltd. (Israel)*	24,911	2,624,374
Tower Semiconductor Ltd. (Israel)*	54,816	2,623,494
Total Semiconductors & Semiconductor Equipment		7,718,272
Software – 32.8%
Allot Ltd. (Israel)*	445,615	2,277,093
Cellebrite DI Ltd. (Japan)*	438,663	2,215,248
Check Point Software Technologies Ltd. (Israel)*	19,734	2,458,856
Cognyte Software Ltd. (Israel)*	570,776	2,574,200
CyberArk Software Ltd.*	17,981	2,339,867
Hilan Ltd. (Israel)	43,512	2,502,566
ironSource Ltd., Class A (Israel)*	597,892	2,331,779
JFrog Ltd. (Israel)*	111,489	2,475,056
Magic Software Enterprises Ltd. (Israel)	128,361	2,538,785
Monday.com Ltd.*	23,106	2,373,679
Nice Ltd. (Israel)*(a)	11,930	2,553,258
Riskified Ltd., Class A*	600,376	2,635,651
Sapiens International Corp. NV (Israel)	99,514	2,618,213
SimilarWeb Ltd. (Israel)*	238,360	1,985,539
Tufin Software Technologies Ltd. (Israel)*	201,054	2,487,038
WalkMe Ltd. (Israel)*	258,459	2,429,515
Total Software		38,796,343
Technology Hardware, Storage & Peripherals – 2.2%
Stratasys Ltd.*	126,022	2,594,793
Wireless Telecommunication Services – 4.3%
Cellcom Israel Ltd. (Israel)*	467,862	2,528,463
Partner Communications Co. Ltd. (Israel)*	318,965	2,517,638
Total Wireless Telecommunication Services		5,046,101
Total Common Stocks (Cost $159,707,917)		117,525,329
Total Investments – 99.4% (Cost $159,707,917)		117,525,329
Other Assets in Excess of Liabilities – 0.6%		608,760
Net Assets – 100.0%		$118,134,089

*
Non-income producing security

(a)
American Depositary Receipt

Country	Value	% of Net Assets
Israel	$93,494,503	79.1%
Japan	2,215,248	1.9
United States	21,815,578	18.5
Total Investments	117,525,329	99.5
Other Assets in Excess of Liabilities	608,760	0.5
Net Assets	$118,134,089	100.0%

See accompanying Notes to Financial Statements.

Schedule of Investments (concluded)
The ARK Israel Innovative Technology ETF
July 31, 2022
Fair Value Measurement
The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 – Quoted prices in active markets for identical assets.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of July 31, 2022, based upon the three levels defined above:
The ARK Israel Innovative Technology ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks‡	$117,525,329	$—	$—	$117,525,329
Total	$117,525,329	$—	$—	$117,525,329

‡
Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

July 31, 2022
	ARK Genomic Revolution ETF	ARK Autonomous Technology & Robotics ETF	ARK Innovation ETF	ARK Next Generation Internet ETF
ASSETS:
Investments in non-affiliated securities at market value (Note 2)	$2,110,073,876	$1,062,616,193	$4,918,835,562	$1,424,872,285
Investments in affiliated securities at market value (Note 2)	673,558,993	149,719,952	4,420,973,364	32,529,639
Cash	—	—	2,737,598	429,120
Receivables:
Dividends and interest	244,028	315,924	28,850	1,217
Capital shares sold	—	—	13,848,772	—
Investment securities sold	36,627,342	—	57,057,771	5,138,013
Tax reclaims	5,173,433	9,177	1,778,642	—
Total Assets	2,825,677,672	1,212,661,246	9,415,260,559	1,462,970,274
LIABILITIES:
Payables:
Capital shares purchased	25,700,634	—	22,825,172	—
Investment securities purchased	18,162,397	—	49,766,057	5,554,431
Management fees (Note 3)	1,788,917	722,496	5,850,311	916,664
Total Liabilities	45,651,948	722,496	78,441,540	6,471,095
NET ASSETS	$2,780,025,724	$1,211,938,750	$9,336,819,019	$1,456,499,179
NET ASSETS CONSIST OF:
Paid-in capital	$7,598,011,751	$1,981,479,815	$23,388,439,361	$4,275,533,919
Total accumulated loss	(4,817,986,027)	(769,541,065)	(14,051,620,342)	(2,819,034,740)
NET ASSETS	$2,780,025,724	$1,211,938,750	$9,336,819,019	$1,456,499,179
Shares outstanding no par value (unlimited shares authorized)	75,805,000	21,600,000	206,850,000	26,700,000
Net asset value, per share	$36.67	$56.11	$45.14	$54.55
Investments in non-affiliated securities at cost	$4,981,170,618	$1,601,136,348	$10,588,486,730	$3,720,357,957
Investments in affiliated securities at cost	$2,096,772,821	$344,180,460	$10,714,094,998	$69,280,847
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

July 31, 2022
	ARK Fintech Innovation ETF	ARK Space Exploration & Innovation ETF	The 3D Printing ETF	The ARK Israel Innovative Technology ETF
ASSETS:
Investments in non-affiliated securities at market value (Note 2)	$938,458,055	$301,898,953	$209,533,316	$117,525,329
Investments in affiliated securities at market value (Note 2)	—	17,689,955	—	—
Cash	636,866	—	—	474,007
Foreign currency	—	—	—	392,253
Receivables:
Dividends and interest	2,627	30,188	28,567	148
Investment securities sold	6,001,222	—	202,993	851,127
Tax reclaims	10,511	102,124	184,123	—
Total Assets	945,109,281	319,721,220	209,948,999	119,242,864
LIABILITIES:
Due to custodian for foreign currency	4,360,239	3,700	49,990	—
Payables:
Investment securities purchased	3,752,121	—	237,205	1,059,805
Management fees (Note 3)	565,374	181,703	109,817	47,964
Other accrued expenses	—	—	1,695	1,006
Total Liabilities	8,677,734	185,403	398,707	1,108,775
NET ASSETS	$936,431,547	$319,535,817	$209,550,292	$118,134,089
NET ASSETS CONSIST OF:
Paid-in capital	$2,999,357,909	$468,059,020	$446,955,206	$242,250,967
Total accumulated loss	(2,062,926,362)	(148,523,203)	(237,404,914)	(124,116,878)
NET ASSETS	$936,431,547	$319,535,817	$209,550,292	$118,134,089
Shares outstanding no par value (unlimited shares authorized)	52,300,001	21,400,001	9,050,001	6,100,001
Net asset value, per share	$17.91	$14.93	$23.15	$19.37
Investments in non-affiliated securities at cost	$2,277,236,631	$409,834,339	$331,508,072	$159,707,917
Investments in affiliated securities at cost	$—	$29,959,499	$—	$—
Foreign currency at cost	$—	$—	$—	$392,253
See accompanying Notes to Financial Statements.

Statements of Operations

For the Year Ended July 31, 2022
	ARK Genomic Revolution ETF	ARK Autonomous Technology & Robotics ETF	ARK Innovation ETF	ARK Next Generation Internet ETF
INVESTMENT INCOME:
Unaffiliated dividend income	$7,093,608	$6,919,184	$724,822	$12,173
Foreign withholding tax	(603,721)	(637,371)	(79,832)	—
Total Income	6,489,887	6,281,813	644,990	12,173
EXPENSES:
Management fees (Note 3)	36,549,450	14,382,558	109,826,484	25,369,077
Overdraft expense	71	29	—	3
Total Expenses	36,549,521	14,382,587	109,826,484	25,369,080
Net Investment Loss	(30,059,634)	(8,100,774)	(109,181,494)	(25,356,907)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments in non-affiliated securities	(350,563,722)	3,790,238	(1,768,790,020)	(437,944,832)
Investments in affiliated securities	(258,964,589)	—	(552,126,432)	(6,262,035)
In-kind redemptions – non-affiliated securities	80,729,152	100,455,268	1,367,643,045	344,476,234
In-kind redemptions – affiliated securities	77,732,186	(13,682,843)	942,103,789	(5,642,091)
Net realized gain (loss)	(451,066,973)	90,562,663	(11,169,618)	(105,372,724)
Change in unrealized appreciation (depreciation) on:
Investments in non-affiliated securities	(2,285,609,696)	(563,068,471)	(6,455,885,782)	(2,576,866,617)
Investments in affiliated securities	(1,408,652,226)	(163,319,150)	(6,324,598,841)	(24,016,183)
Change in unrealized depreciation	(3,694,261,922)	(726,387,621)	(12,780,484,623)	(2,600,882,800)
Net realized and unrealized loss on investments and foreign currency translation	(4,145,328,895)	(635,824,958)	(12,791,654,241)	(2,706,255,524)
Net Decrease in Net Assets Resulting From Operations	$(4,175,388,529)	$(643,925,732)	$(12,900,835,735)	$(2,731,612,431)
See accompanying Notes to Financial Statements.

Statements of Operations (concluded)

For the Year Ended July 31, 2022
	ARK Fintech Innovation ETF	ARK Space Exploration & Innovation ETF	The 3D Printing ETF	The ARK Israel Innovative Technology ETF
INVESTMENT INCOME:
Unaffiliated dividend income	$2,153,427	$2,420,658	$1,900,317	$864,657
Affiliated dividend income	—	604	—	—
Foreign withholding tax	(34,812)	(133,889)	(104,950)	(205,471)
Total Income	2,118,615	2,287,373	1,795,367	659,186
EXPENSES:
Management fees (Note 3)	15,713,286	3,314,423	2,286,380	931,222
Overdraft expense	10,729	1,232	4,257	3,455
Other expenses	—	—	35,080	19,409
Total Expenses	15,724,015	3,315,655	2,325,717	954,086
Less expense waivers and reimbursements	—	(213,008)(1)	—	—
Net Expenses	15,724,015	3,102,647	2,325,717	954,086
Net Investment Loss	(13,605,400)	(815,274)	(530,350)	(294,900)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments in non-affiliated securities	(534,798,248)	(9,781,904)	(85,942,117)	(62,619,027)
Investments in affiliated securities	—	(2,638,854)	(14,792,631)	—
Foreign currency transactions	(437,903)	(23,104)	(113,910)	(215,462)
In-kind redemptions – non-affiliated securities	131,648,233	5,757,701	(2,505,201)	6,084,932
In-kind redemptions – affiliated securities	—	(1,867,868)	12,276	—
Net realized loss	(403,587,918)	(8,554,029)	(103,341,583)	(56,749,557)
Change in unrealized appreciation (depreciation) on:
Investments in non-affiliated securities	(1,364,480,058)	(113,709,181)	(78,987,471)	(18,576,798)
Investments in affiliated securities	—	(11,072,859)	18,488,243	—
Foreign currency translation	(11,424)	(11,078)	(11,075)	402
Change in unrealized depreciation	(1,364,491,482)	(124,793,118)	(60,510,303)	(18,576,396)
Net realized and unrealized loss on investments and foreign currency translation	(1,768,079,400)	(133,347,147)	(163,851,886)	(75,325,953)
Net Decrease in Net Assets Resulting From Operations	$(1,781,684,800)	$(134,162,421)	$(164,382,236)	$(75,620,853)

(1)
See Notes to Financial Statements (Note 3).

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	ARK Genomic Revolution ETF		ARK Autonomous Technology & Robotics ETF
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2022	Year Ended July 31, 2021
OPERATIONS:
Net investment loss	$(30,059,634)	$(19,302,419)	$(8,100,774)	$(8,696,574)
Net realized gain (loss) on investments and foreign currency transactions	(451,066,973)	1,031,287,805	90,562,663	327,433,269
Net change in unrealized depreciation on investments and foreign currency translations	(3,694,261,922)	(1,002,959,757)	(726,387,621)	(98,689,408)
Net increase (decrease) in net assets resulting from operations	(4,175,388,529)	9,025,629	(643,925,732)	220,047,287
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from distributable earnings	(32,103,552)	(62,384,714)	(17,227,749)	(14,434,200)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,552,890,394	10,605,437,472	32,917,320	3,123,783,591
Cost of shares redeemed	(4,153,386,338)	(3,553,920,853)	(966,464,826)	(970,644,388)
Net increase (decrease) in net assets resulting from shareholder transactions	(1,600,495,944)	7,051,516,619	(933,547,506)	2,153,139,203
Increase (decrease) in net assets	(5,807,988,025)	6,998,157,534	(1,594,700,987)	2,358,752,290
NET ASSETS:
Beginning of year	8,588,013,749	1,589,856,215	2,806,639,737	447,887,447
End of year	$2,780,025,724	$8,588,013,749	$1,211,938,750	$2,806,639,737
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of year	101,755,000	29,605,000	34,600,000	8,500,000
Shares sold	51,950,000	113,400,000	500,000	38,100,000
Shares redeemed	(77,900,000)	(41,250,000)	(13,500,000)	(12,000,000)
Shares outstanding, end of year	75,805,000	101,755,000	21,600,000	34,600,000
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	ARK Innovation ETF		ARK Next Generation Internet ETF
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2022	Year Ended July 31, 2021
OPERATIONS:
Net investment loss	$(109,181,494)	$(112,129,063)	$(25,356,907)	$(35,094,816)
Net realized gain (loss) on investments and foreign currency transactions	(11,169,618)	4,139,590,008	(105,372,724)	1,184,280,101
Net change in unrealized depreciation on investments and foreign currency translations	(12,780,484,623)	(1,127,085,783)	(2,600,882,800)	(245,805,204)
Net increase (decrease) in net assets resulting from operations	(12,900,835,735)	2,900,375,162	(2,731,612,431)	903,380,081
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from distributable earnings	(133,975,984)	(291,314,175)	(106,224,276)	(68,580,176)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	18,069,518,927	24,078,752,000	1,093,086,885	6,018,769,322
Cost of shares redeemed	(18,193,317,043)	(10,324,983,217)	(2,612,390,915)	(2,959,974,254)
Net increase (decrease) in net assets resulting from shareholder transactions	(123,798,116)	13,753,768,783	(1,519,304,030)	3,058,795,068
Increase (decrease) in net assets	(13,158,609,835)	16,362,829,770	(4,357,140,737)	3,893,594,973
NET ASSETS:
Beginning of year	22,495,428,854	6,132,599,084	5,813,639,916	1,920,044,943
End of year	$9,336,819,019	$22,495,428,854	$1,456,499,179	$5,813,639,916
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of year	187,600,000	76,300,000	39,450,000	19,300,000
Shares sold	268,700,000	198,750,000	11,850,000	41,000,000
Shares redeemed	(249,450,000)	(87,450,000)	(24,600,000)	(20,850,000)
Shares outstanding, end of year	206,850,000	187,600,000	26,700,000	39,450,000
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	ARK Fintech Innovation ETF		ARK Space Exploration & Innovation ETF
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2022	March 30, 2021(1) to July 31, 2021
OPERATIONS:
Net investment loss	$(13,605,400)	$(15,112,557)	$(815,274)	$(527,856)
Net realized gain (loss) on investments and foreign currency transactions	(403,587,918)	50,001,871	(8,554,029)	(15,013,887)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,364,491,482)	(57,496,048)	(124,793,118)	4,575,517
Net decrease in net assets resulting from operations	(1,781,684,800)	(22,606,734)	(134,162,421)	(10,966,226)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from distributable earnings	—	(7,191,728)	—	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	254,740,340	4,293,672,073	5,118,747	692,463,575
Cost of shares redeemed	(1,146,893,053)	(1,000,941,520)	(158,973,813)	(73,944,045)
Net increase (decrease) in net assets resulting from shareholder transactions	(892,152,713)	3,292,730,553	(153,855,066)	618,519,530
Increase (decrease) in net assets	(2,673,837,513)	3,262,932,091	(288,017,487)	607,553,304
NET ASSETS:
Beginning of period	3,610,269,060	347,336,969	607,553,304	—
End of period	$936,431,547	$3,610,269,060	$319,535,817	$607,553,304
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	71,250,001	9,600,001	29,850,001	—
Shares sold	9,850,000	81,600,000	300,000	33,500,001
Shares redeemed	(28,800,000)	(19,950,000)	(8,750,000)	(3,650,000)
Shares outstanding, end of period	52,300,001	71,250,001	21,400,001	29,850,001

(1)
Commencement of operations.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	The 3D Printing ETF		The ARK Israel Innovative Technology ETF
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2022	Year Ended July 31, 2021
OPERATIONS:
Net investment income (loss)	$(530,350)	$15,921	$(294,900)	$287,036
Net realized gain (loss) on investments and foreign currency transactions	(103,341,583)	37,422,039	(56,749,557)	(5,519,914)
Net change in unrealized depreciation on investments and foreign currency translations	(60,510,303)	(65,606,758)	(18,576,396)	(28,479,379)
Net decrease in net assets resulting from operations	(164,382,236)	(28,168,798)	(75,620,853)	(33,712,257)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from distributable earnings	(6,527)	—	(731,187)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	660,321,260	4,381,509	347,145,781
Cost of shares redeemed	(141,564,471)	(157,866,003)	(93,611,726)	(77,840,654)
Net increase (decrease) in net assets resulting from shareholder transactions	(141,564,471)	502,455,257	(89,230,217)	269,305,127
Increase (decrease) in net assets	(305,953,234)	474,286,459	(165,582,257)	235,592,870
NET ASSETS:
Beginning of year	515,503,526	41,217,067	283,716,346	48,123,476
End of year	$209,550,292	$515,503,526	$118,134,089	$283,716,346
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of year	13,550,001	1,850,001	9,375,001	1,925,001
Shares sold	—	15,800,000	200,000	10,100,000
Shares redeemed	(4,500,000)	(4,100,000)	(3,475,000)	(2,650,000)
Shares outstanding, end of year	9,050,001	13,550,001	6,100,001	9,375,001
See accompanying Notes to Financial Statements.

Financial Highlights
ARK Genomic Revolution ETF
For a share outstanding throughout each year presented.
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Per Share Data:
Net asset value, beginning of year	$84.40	$53.70	$34.50	$29.36	$22.24
Net investment loss(1)	(0.35)	(0.24)	(0.28)	(0.19)	(0.18)
Net realized and unrealized gain (loss) on investments	(47.00)	31.73	20.53	5.80	7.63
Total gain (loss) from investment operations	(47.35)	31.49	20.25	5.61	7.45
Distributions to shareholders:
Net realized gains	(0.38)	(0.79)	(1.05)	(0.47)	(0.33)
Total distributions	(0.38)	(0.79)	(1.05)	(0.47)	(0.33)
Net asset value, end of year	$36.67	$84.40	$53.70	$34.50	$29.36
Market value, end of year	$36.61	$84.35	$53.70	$34.58	$29.40
Total Return at Net Asset Value(2)	(56.27)%	58.48%	60.41%	19.87%	33.80%
Total Return at Market Value(2)	(56.32)%	58.39%	60.05%	20.00%	33.66%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$2,780,026	$8,588,014	$1,589,856	$465,966	$232,115
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.62)%	(0.28)%	(0.73)%	(0.63)%	(0.64)%
Portfolio turnover rate(3)	51%	45%	50%	64%	80%

(1)
Based on average daily shares outstanding.

(2)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends, and distributions at market value during the year, and sale at the market value on the last day of the year. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade.

(3)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Autonomous Technology & Robotics ETF
For a share outstanding throughout each year presented.
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Per Share Data:
Net asset value, beginning of year	$81.12	$52.69	$33.05	$34.93	$29.59
Net investment loss(1)	(0.30)	(0.33)	(0.13)	(0.13)	(0.05)
Net realized and unrealized gain (loss) on investments	(24.10)	29.42	19.77	(0.91)	5.89
Total gain (loss) from investment operations	(24.40)	29.09	19.64	(1.04)	5.84
Distributions to shareholders:
Net investment income	—	—	—	—	(0.02)
Net realized gains	(0.61)	(0.66)	—	(0.84)	(0.48)
Total distributions	(0.61)	(0.66)	—	(0.84)	(0.50)
Net asset value, end of year	$56.11	$81.12	$52.69	$33.05	$34.93
Market value, end of year	$56.07	$81.18	$52.78	$33.06	$35.01
Total Return at Net Asset Value(2)	(30.27)%	55.31%	59.43%	(2.66)%	19.86%
Total Return at Market Value(2)	(30.38)%	55.17%	59.65%	(2.84)%	19.98%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$1,211,939	$2,806,640	$447,887	$166,897	$155,448
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.42)%	(0.41)%	(0.34)%	(0.39)%	(0.15)%
Portfolio turnover rate(3)	54%	86%	71%	54%	57%

(1)
Based on average daily shares outstanding.

(2)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends, and distributions at market value during the year, and sale at the market value on the last day of the year. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade.

(3)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Innovation ETF
For a share outstanding throughout each year presented.
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Per Share Data:
Net asset value, beginning of year	$119.91	$80.37	$48.36	$44.51	$29.59
Net investment loss(1)	(0.60)	(0.75)	(0.38)	(0.30)	(0.13)
Net realized and unrealized gain (loss) on investments	(73.39)	42.33	32.58	5.32	15.54(2)
Total gain (loss) from investment operations	(73.99)	41.58	32.20	5.02	15.41
Distributions to shareholders:
Net investment income	—	—	—	—	(0.09)
Net realized gains	(0.78)	(2.04)	(0.19)	(1.17)	(0.40)
Total distributions	(0.78)	(2.04)	(0.19)	(1.17)	(0.49)
Net asset value, end of year	$45.14	$119.91	$80.37	$48.36	$44.51
Market value, end of year	$45.13	$120.00	$80.37	$48.46	$44.55
Total Return at Net Asset Value(3)	(62.04)%	51.65%	66.82%	12.14%	52.38%(2)
Total Return at Market Value(3)	(62.08)%	51.76%	66.47%	12.27%	52.38%(2)
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$9,336,819	$22,495,429	$6,132,599	$1,731,253	$1,170,588
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.75)%	(0.63)%	(0.70)%	(0.67)%	(0.33)%
Portfolio turnover rate(4)	55%	71%	80%	80%	89%

(1)
Based on average daily shares outstanding.

(2)
The Adviser has reimbursed the Fund $15,999 for a procedural error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.

(3)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends, and distributions at market value during the year, and sale at the market value on the last day of the year. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade.

(4)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Next Generation Internet ETF
For a share outstanding throughout each year presented.
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Per Share Data:
Net asset value, beginning of year	$147.37	$99.48	$52.32	$55.10	$36.82
Net investment loss(1)	(0.81)	(0.98)	(0.45)	(0.33)	(0.09)
Net realized and unrealized gain (loss) on investments	(88.70)	50.76	47.61	3.09	19.32(2)
Total gain (loss) from investment operations	(89.51)	49.78	47.16	2.76	19.23
Distributions to shareholders:
Net investment income	—	—	—	—	(0.13)
Net realized gains	(3.31)	(1.89)	—	(5.54)	(0.82)
Total distributions	(3.31)	(1.89)	—	(5.54)	(0.95)
Net asset value, end of year	$54.55	$147.37	$99.48	$52.32	$55.10
Market value, end of year	$54.48	$147.55	$99.49	$52.48	$55.08
Total Return at Net Asset Value(3)	(61.95)%	50.06%	90.13%	7.49%	52.71%(2)
Total Return at Market Value(3)	(62.04)%	50.24%	89.58%	7.80%	52.53%(2)
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$1,456,499	$5,813,640	$1,920,045	$431,660	$672,276
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.75)%	(0.69)%	(0.68)%	(0.63)%	(0.18)%
Portfolio turnover rate(4)	76%	120%	93%	92%	68%

(1)
Based on average daily shares outstanding.

(2)
The Adviser has reimbursed the Fund $13,774 for a procedural error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.

(3)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends, and distributions at market value during the year, and sale at the market value on the last day of the year. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade.

(4)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Fintech Innovation ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	For the Period February 4, 2019(1) through July 31, 2019
Per Share Data:
Net asset value, beginning of period	$50.67	$36.18	$22.84	$20.00
Net investment loss(2)	(0.24)	(0.30)	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	(32.52)	14.97	13.74	2.87
Total gain (loss) from investment operations	(32.76)	14.67	13.64	2.84
Distributions to shareholders:
Net realized gains	—	(0.18)	(0.30)	—
Total distributions	—	(0.18)	(0.30)	—
Net asset value, end of period	$17.91	$50.67	$36.18	$22.84
Market value, end of period	$17.88	$50.68	$36.26	$22.86
Total Return at Net Asset Value(3)	(64.66)%	40.58%	60.36%	14.21%
Total Return at Market Value(3)	(64.72)%	40.29%	60.59%	14.30%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$936,432	$3,610,269	$347,337	$74,233
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%(4)
Net investment loss	(0.65)%	(0.60)%	(0.40)%	(0.24)%(4)
Portfolio turnover rate(5)	75%	78%	55%	22%

(1)
Commencement of operations.

(2)
Based on average daily shares outstanding.

(3)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(4)
Annualized.

(5)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Space Exploration & Innovation ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2022	For the Period March 30, 2021(1) through July 31, 2021
Per Share Data:
Net asset value, beginning of period	$20.35	$20.00
Net investment loss(2)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(5.39)	0.37
Total gain (loss) from investment operations	(5.42)	0.35
Total distributions	—	—
Net asset value, end of period	$14.93	$20.35
Market value, end of period	$14.93	$20.34
Total Return at Net Asset Value(3)	(26.64)%	1.77%
Total Return at Market Value(3)	(26.60)%	1.70%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$319,536	$607,553
Ratio to average net assets of:
Expenses, prior to expense waivers and reimbursements	0.75%	0.75%(4)
Expenses, net of expense waivers and reimbursements	0.70%	0.71%(4)
Net investment loss	(0.18)%	(0.26)%(4)
Portfolio turnover rate(5)	41%	46%

(1)
Commencement of operations.

(2)
Based on average daily shares outstanding.

(3)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(4)
Annualized.

(5)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
The 3D Printing ETF
For a share outstanding throughout each year presented.
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Per Share Data:
Net asset value, beginning of year	$38.04	$22.28	$22.04	$24.22	$25.52
Net investment loss(1)	(0.05)	0.00(2)	(0.00)(2)	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	(14.84)	15.76	0.25	(2.01)	(0.73)
Total gain (loss) from investment operations	(14.89)	15.76	0.25	(2.02)	(0.77)
Distributions to shareholders:
Net investment income	(0.00)(2)	—	(0.01)	—	—
Net realized gains	—	—	—	(0.16)	(0.53)
Total distributions	(0.00)	—	(0.01)	(0.16)	(0.53)
Net asset value, end of year	$23.15	$38.04	$22.28	$22.04	$24.22
Market value, end of year	$23.16	$38.00	$22.16	$22.25	$24.32
Total Return at Net Asset Value(3)	(39.14)%	70.76%	1.15%	(8.25)%	(3.05)%
Total Return at Market Value(3)	(39.05)%	71.48%	(0.34)%	(7.76)%	(2.64)%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$209,550	$515,504	$41,217	$39,672	$47,220
Ratio to average net assets of:
Expenses	0.66%	0.66%	0.66%	0.66%	0.66%
Net investment loss	(0.15)%	0.00%(4)	0.00%(4)	(0.04)%	(0.17)%
Portfolio turnover rate(5)	37%	59%	37%	51%	53%

(1)
Based on average daily shares outstanding.

(2)
Amount represents less than $0.005.

(3)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends, and distributions at market value during the year, and sale at the market value on the last day of the year. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade.

(4)
Amount represents less than 0.00%.

(5)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (concluded)
The ARK Israel Innovative Technology ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	For the Period December 5, 2017(1) through July 31, 2018
Per Share Data:
Net asset value, beginning of period	$30.26	$25.00	$20.54	$20.85	$20.00
Net investment income (loss)(2)	(0.04)	0.05	(0.03)	0.08	(0.00)(3)
Net realized and unrealized gain (loss) on investments	(10.75)	5.21	4.97	0.18	0.85
Total gain (loss) from investment operations	(10.79)	5.26	4.94	0.26	0.85
Distributions to shareholders:
Net investment income	(0.10)	—	(0.48)	(0.57)	—
Total distributions	(0.10)	—	(0.48)	(0.57)	—
Net asset value, end of period	$19.37	$30.26	$25.00	$20.54	$20.85
Market value, end of period	$19.36	$30.15	$24.74	$20.64	$21.04
Total Return at Net Asset Value(4)	(35.79)%	21.06%	24.31%	1.57%	4.27%
Total Return at Market Value(4)	(35.57)%	21.87%	22.41%	1.20%	5.20%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$118,134	$283,716	$48,123	$19,512	$21,896
Ratio to average net assets of:
Expenses	0.49%	0.49%	0.49%	0.49%	0.49%(5)
Net investment income (loss)	(0.15)%	0.15%	(0.14)%	0.37%	(0.03)%(5)
Portfolio turnover rate(6)	58%	88%	86%	57%	40%

(1)
Commencement of operations.

(2)
Based on average daily shares outstanding.

(3)
Amount represents less than $0.005.

(4)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(5)
Annualized.

(6)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
July 31, 2022
1. Organization
ARK ETF Trust (“Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Trust was organized as a Delaware statutory trust on June 7, 2013. The Trust consists of eight (8) investment portfolios: ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Innovation ETF, ARK Next Generation Internet ETF, ARK Fintech Innovation ETF, ARK Space Exploration & Innovation ETF, The 3D Printing ETF, and The ARK Israel Innovative Technology ETF (each, a “Fund” and collectively, “Funds”). Each Fund is classified as a non-diversified management investment company under the 1940 Act. The ARK Transparency ETF commenced operations on December 8, 2021 and closed effective July 29, 2022.
The investment objective of the ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Innovation ETF, ARK Next Generation Internet ETF, ARK Fintech Innovation ETF, and ARK Space Exploration & Innovation ETF is long-term growth of capital. The 3D Printing ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Total 3D-Printing Index. The ARK Israel Innovative Technology ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the ARK Israel Innovation Index. There can be no assurance that the Funds will achieve their respective investment objectives.
The Trust’s fiscal and tax reporting period is July 31.
2. Significant Accounting Policies
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The Trust is an investment company and follows the investment company accounting standards and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standard Codification (“ASC”) Topic 946, “Financial Services — Investment Companies”. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative guidance for SEC registrants. The following summarizes the significant accounting policies of the Funds:
Investment Valuation
The values of each Fund’s securities are based on such securities’ closing prices on the principal market on which the securities are traded. Such valuations would typically be categorized as Level 1 in the fair value hierarchy. If a security’s market price is not readily available or does not otherwise accurately reflect the market value of such security, the security will be fair valued by the Adviser which was selected by the Board of Trustees of the Trust (“Board of Trustees”) as valuation designee, to provide such fair values in accordance with the Adviser’s valuation policies and procedures that were reviewed by, and subject to the oversight of, the Board of Trustees. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security could be materially different than the value that could be realized upon the sale of such security. Investments in money market funds are valued at their NAV as of the close of each business day. Exchange-traded funds are valued at their last sale or official closing price on the principal market.
Investment Transactions
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends that may be recorded as soon as such information becomes available. Interest income and expenses are recognized on the accrual basis.
Dividend Distributions
Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Each Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Net realized capital gains are distributed to shareholders as capital gain distributions. Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code.

Notes to Financial Statements (continued)
July 31, 2022
Currency Translation
Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in each Fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.
3. Management and Other Agreements
Management
The ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Innovation ETF, ARK Next Generation Internet ETF, ARK Fintech Innovation ETF, and ARK Space Exploration & Innovation ETF, each pay the Adviser a fee calculated daily and payable monthly at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.75% (“Management Fee”) in return for providing investment management and supervisory services under a comprehensive unitary structure. The 3D Printing ETF pays the Adviser a Management Fee of 0.65% in return for providing investment management and supervisory services under a comprehensive unitary structure. The ARK Israel Innovative Technology ETF pays the Adviser a Management Fee of 0.48% in return for providing investment management and supervisory services under a comprehensive unitary structure. Subject to the oversight of the Board, the Adviser provides investment management services to each Fund and provides, or causes to be furnished, all supervisory and other services reasonably necessary for the operation of each Fund and also bears the costs of various third-party services required by the Funds, including administration, certain custody, audit, legal, transfer agency, and printing costs. In addition to the Management Fee, each Fund bears other fees and expenses, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).
The Adviser has agreed to reduce their Management Fee for the ARK Space Exploration & Innovation ETF as a result of investing in The 3D Printing ETF. As such, the Management Fees in the Statement of Operations have been reduced by $213,008.
Administrator, Custodian, Transfer Agent and Accounting Agent
The Bank of New York Mellon is the administrator for the Funds, the custodian of the Funds’ assets and also provides transfer agency, fund accounting and various administrative services to the Funds (in each capacity, “Administrator,” “Custodian,” “Transfer Agent” or “Accounting Agent”). The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Distribution
Foreside Fund Services, LLC serves as the Funds’ distributor (“Distributor”). The Trust has adopted a distribution and service plan (“Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders. To date, the Rule 12b-1 Plan has not been implemented for the Funds and there is no current intention to implement the Rule 12b-1 Plan.
Board of Trustees
Effective January 1, 2022, each Independent Trustee receives an annual retainer fee of  $230,000 for services provided as a Trustee of the Trust, plus out-of-pocket expenses related to attendance at Board and Committee Meetings. The Chairs of the Board and of the Audit Committee each also receive an additional annual retainer fee of  $60,000 and $20,000, respectively, for their service as such. Prior to this date, each Independent Trustee received an annual retainer fee of  $170,000 for services provided as a Trustee of the Trust, plus out-of-pocket expenses related to attendance at Board and Committee Meetings. The Chairs of the Board and of the Audit Committee each also received an additional annual retainer fee of  $25,000 and $15,000, respectively, for their service as such.
4. Creation and Redemption Transactions
As of July 31, 2022, there were an unlimited number of shares of beneficial interest without par value authorized by the Trust. Individual shares of a Fund may only be purchased and sold at market prices on a national securities exchange through a broker-dealer. Such transactions may be subject to customary commission rates imposed by the broker-dealer, and market prices for a Fund’s shares may be at, above or below its net asset value (“NAV”) depending on the premium or discount at which the Fund’s shares trade.

Notes to Financial Statements (continued)
July 31, 2022
Each Fund issues and redeems shares at its NAV only in a large specified number of shares each called a “Creation Unit,” or multiples thereof, and only with “authorized participants” who have entered into contractual arrangements with the Distributor. A Creation Unit consists of 50,000 shares (25,000 shares with respect to the ARK Israel Innovative Technology ETF). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for a purchase of Creation Units generally consists of the in-kind deposit of specified securities and an amount of cash or, as permitted or required by a Fund, of cash. A fixed transaction fee is imposed on each creation and redemption transaction. In addition, a variable charge for certain creation and redemption transactions may be imposed.
5. Investment Transactions
The cost of purchases and the proceeds from sales of investment securities (excluding in-kind subscriptions and redemptions and short-term investments) for the year ended July 31, 2022 were as follows:
Fund	Purchases	Sales
ARK Genomic Revolution ETF	$2,486,135,657	$2,485,900,438
ARK Autonomous Technology & Robotics ETF	1,070,823,703	1,040,309,936
ARK Innovation ETF	8,332,286,798	8,197,924,262
ARK Next Generation Internet ETF	2,596,189,851	2,717,484,250
ARK Fintech Innovation ETF	1,591,986,899	1,603,145,338
ARK Space Exploration & Innovation ETF	182,535,187	191,346,282
The 3D Printing ETF	130,028,347	135,467,143
The ARK Israel Innovative Technology ETF	112,959,571	118,743,341
For the year ended July 31, 2022, the cost of in-kind subscriptions and the proceeds from in-kind redemptions were as follows:
	In-Kind
Fund	Subscriptions	Redemptions
ARK Genomic Revolution ETF	$2,481,719,510	$4,136,940,630
ARK Autonomous Technology & Robotics ETF	32,817,941	964,009,230
ARK Innovation ETF	17,700,507,147	18,167,037,086
ARK Next Generation Internet ETF	1,083,960,167	2,608,546,796
ARK Fintech Innovation ETF	245,457,604	1,136,425,900
ARK Space Exploration & Innovation ETF	4,331,610	148,780,074
The 3D Printing ETF	—	136,597,367
The ARK Israel Innovative Technology ETF	4,350,524	87,968,363
6. Federal Income Tax
Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, a Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalties related to income taxes would be recorded as income tax expense. The Funds record a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. The management of the Funds is required to analyze all open tax years (2019 − 2022), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of July 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements (continued)
July 31, 2022
At July 31, 2022, the approximate cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:
Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ARK Genomic Revolution ETF	$7,124,859,398	$22,754,308	$(4,363,980,837)	$(4,341,226,529)
ARK Autonomous Technology & Robotics ETF	1,949,785,642	76,227,294	(813,676,791)	(737,449,497)
ARK Innovation ETF	21,904,169,165	112,009,979	(12,676,370,218)	(12,564,360,239)
ARK Next Generation Internet ETF	3,850,218,530	43,186,923	(2,436,003,529)	(2,392,816,606)
ARK Fintech Innovation ETF	2,311,308,820	9,055,893	(1,381,906,658)	(1,372,850,765)
ARK Space Exploration & Innovation ETF	446,389,764	5,047,101	(131,847,957)	(126,800,856)
The 3D Printing ETF	333,848,436	2,708,935	(127,024,055)	(124,315,120)
The ARK Israel Innovative Technology ETF	161,897,822	6,209,639	(50,582,132)	(44,372,493)
The differences between book-basis and tax-basis components of net assets are primarily attributable to tax deferral of losses on wash sales, non-REIT income and basis adjustments, in-kind creation and redemption transactions, net operating losses, foreign currency gains and losses, passive foreign investment companies, grantor trust adjustments, and undistributed short-term capital gains treated as ordinary income for tax purposes. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values.
At July 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:
Fund	Undistributed Income	Undistributed Long-term Capital Gains	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
ARK Genomic Revolution ETF	$—	$—	$(476,759,498)	$(4,341,226,529)	$(4,817,986,027)
ARK Autonomous Technology & Robotics ETF	(32,091,568)	—	—	(737,449,497)	(769,541,065)
ARK Innovation ETF	—	—	(1,487,260,103)	(12,564,360,239)	(14,051,620,342)
ARK Next Generation Internet ETF	(426,218,134)	—	—	(2,392,816,606)	(2,819,034,740)
ARK Fintech Innovation ETF	—	—	(690,049,837)	(1,372,876,525)	(2,062,926,362)
ARK Space Exploration & Innovation ETF	—	—	(21,709,676)	(126,813,527)	(148,523,203)
The 3D Printing ETF	—	—	(113,077,053)	(124,327,861)	(237,404,914)
The ARK Israel Innovative Technology ETF	(900,158)	—	(78,844,112)	(44,372,608)	(124,116,878)
At July 31, 2022, the effect of permanent book/tax reclassifications resulted in increase/(decrease) to the components of net assets as follows:
Fund	Accumulated Earnings	Paid-in Capital
ARK Genomic Revolution ETF	$34,926,455	$(34,926,455)
ARK Autonomous Technology & Robotics ETF	(78,040,733)	78,040,733
ARK Innovation ETF	(1,755,435,406)	1,755,435,406
ARK Next Generation Internet ETF	(230,455,091)	230,455,091
ARK Fintech Innovation ETF	(52,834,075)	52,834,075
ARK Space Exploration & Innovation ETF	(2,103,798)	2,103,798
The 3D Printing ETF	8,541,798	(8,541,798)
The ARK Israel Innovative Technology ETF	(3,182,486)	3,182,486
The tax character of distributions paid during the years indicated was as follows:
	Period Ended July 31, 2022		Period Ended July 31, 2021
Fund	Ordinary Income*	Long-Term Capital Gain	Ordinary Income*	Long-Term Capital Gain
ARK Genomic Revolution ETF	$32,103,552	$—	$39,550,514	$22,834,200
ARK Autonomous Technology & Robotics ETF	8,785,214	8,442,535	6,569,669	7,864,531
ARK Innovation ETF	87,374,812	46,601,172	231,952,950	59,361,225
ARK Next Generation Internet ETF	6,287,889	99,936,387	68,580,176	—
ARK Fintech Innovation ETF	—	—	7,119,392	72,336
ARK Space Exploration & Innovation ETF	—	—	—	—
The 3D Printing ETF	6,527	—	—	—
The ARK Israel Innovative Technology ETF	731,187	—	—	—

*
For tax purposes short-term capital gain distributions are considered ordinary income distributions.

Notes to Financial Statements (continued)
July 31, 2022
Under current tax regulations, capital losses on securities transactions realized after October 31 (“Post-October Losses”) may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended July 31, 2022, the Funds incurred and elected to defer to August 1, 2022 Post-October Losses and ordinary income losses as follows:
Fund	Late Year Ordinary Deferral	Capital Post-October Loss
ARK Autonomous Technology & Robotics ETF	$—	$(32,091,568)
ARK Next Generation Internet ETF	(8,978,617)	(417,239,517)
The ARK Israel Innovative Technology ETF	(900,158)	—
At July 31, 2022, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.
	Short-Term	Long-Term	Total Amount
ARK Genomic Revolution ETF	$239,669,771	$237,089,727	$476,759,498
ARK Autonomous Technology & Robotics ETF	—	—	—
ARK Innovation ETF	948,020,853	539,239,250	1,487,260,103
ARK Next Generation Internet ETF	—	—	—
ARK Fintech Innovation ETF	541,948,870	148,100,967	690,049,837
ARK Space Exploration & Innovation ETF	16,436,434	5,273,242	21,709,676
The 3D Printing ETF	86,427,247	26,649,806	113,077,053
The ARK Israel Innovative Technology ETF	52,369,545	26,474,567	78,844,112
7. Indemnification Obligations
The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
8. Investment Risks
Concentration Risk: The ARK Autonomous Technology & Robotics ETF is concentrated in securities of issuers having their principal business activities in groups of industries in the industrials and information technology sectors, although it will not concentrate in any specific industry. The ARK Fintech Innovation ETF is concentrated in securities of issuers having their principal business activities in the communication, technology and financials group of industries. The ARK Genomic Revolution ETF is concentrated in securities of issuers having their principal business activities in any industry or group of industries in the health care sector, including issuers having their principal business activities in the biotechnology industry. The ARK Next Generation Internet ETF is concentrated in securities of issuers having their principal business activities in the internet information provider and catalog and mail order house industry. The ARK Space Exploration & Innovation ETF is concentrated in securities of issuers having their principal business activities in groups of industries in the (i) industrials sector and (ii) information technology sector. The 3D Printing ETF and the ARK Israel Innovative Technology ETF may each invest 25% or more of the value of its respective net assets in securities of issuers in any one industry or group of industries if the applicable index that the Fund replicates concentrates in an industry or group of industries. This concentration limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The ARK Innovation ETF is not concentrated in any industry.
As of July 31, 2022, the ARK Genomic Revolution ETF had more than 25% of its assets invested in the biotechnology industry, the ARK Fintech Innovation ETF had more than 25% of its assets invested in IT services industry, the ARK Space Exploration & Innovation ETF had more than 25% of its assets invested in the aerospace & defense industry, and the ARK Israel Innovative Technology ETF had more than 25% of its assets invested in the software industry. To the extent a Fund’s holdings are concentrated in a particular industry or group of industries, adverse market conditions affecting those industries may have a more significant impact on the Fund than they would on a Fund investing in a broader range of securities and the value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.
The Funds’ prospectuses contain additional information regarding the risks associated with an investment in a Fund.
Market Risk: The outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this pandemic to public health and business and market

Notes to Financial Statements (concluded)
July 31, 2022
conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to a Fund, and negatively impact broad segments of businesses and populations. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
In February 2022, Russia began engaging in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known.
9. New Accounting Pronouncement
In June 2022, the FASB issued Accounting Standards Update (“ASU”) No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also introduce new disclosure requirements related to such equity securities. The ASU is effective for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Early adoption is permitted. Management is currently evaluating the impact of this ASU on the Fund’s financial statements.
10. Subsequent Events
In September 2022, the Adviser named Will Scherer as Portfolio Manager of The 3D Printing ETF and The ARK Israel Innovative Technology ETF Funds succeeding Catherine Wood. In this capacity, he is responsible for managing ARK's indexed funds. He has been responsible for managing the rebalances of ARK’s indexed portfolios since their inception.
Subsequent events occurring after the date of this Report have been evaluated for potential impact to this Report through the date the Report was issued, and it has been determined that no additional events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of ARK ETF Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of ARK ETF Trust (the “Trust”) (comprising ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Innovation ETF, ARK Next Generation Internet ETF, ARK Fintech Innovation ETF, ARK Space Exploration & Innovation ETF, The 3D Printing ETF and ARK Israel Innovative Technology ETF (collectively referred to as the “Funds”)), including the schedules of investments, as of July 31, 2022, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising ARK ETF Trust at July 31, 2022, and the results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets and the financial highlights for each of the periods indicated in the table below were audited by another independent registered public accounting firm whose report, dated September 24, 2021, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.
Funds comprising the ARK ETF Trust	Statement of changes in net assets	Financial highlights
ARK Genomic Revolution ETF ARK Autonomous Technology & Robotics ETF ARK Innovation ETF ARK Next Generation Internet ETF The 3D Printing ETF	For the year ended July 31, 2021	For each of the four years in the period ended July 31, 2021
ARK Fintech Innovation ETF	For the year ended July 31, 2021	For each of the two years in the period ended July 31, 2021 and for the period from February 4, 2019 (commencement of operations) through July 31, 2019
ARK Space Exploration & Innovation ETF	For the period from March 30, 2021 (commencement of operations) to July 31, 2021	For the period from March 30, 2021 (commencement of operations) through July 31, 2021
ARK Israel Innovative Technology ETF	For the year ended July 31, 2021	For each of the three years in the period ended July 31, 2021 and for the period from December 5, 2017 (commencement of operations) through July 31, 2018
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

To the Board of Trustees and Shareholders of ARK ETF Trust
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the auditor of one or more ARK Invest investment companies since 2022.
New York, New York
September 27, 2022

Supplemental Information (Unaudited)

Quarterly Portfolio Schedule. The ARK ETF Trust files with the Securities and Exchange Commission on Form N-PORT the complete schedule of portfolio holdings for each ARK ETF for the first and third quarters of each fiscal year. The ARK ETF Trust’s Forms N-PORT are available on the Securities and Exchange Commission’s website at www.sec.gov. Copies of the filings are available without charge, upon request, by calling (727) 810-8160. In addition, each ARK ETF’s current portfolio holdings are updated daily and are available on our website, www.ark-funds.com.
Proxy Voting Policies and Procedures. A description of ARK Investment Management LLC’s proxy voting policies and procedures, which are applicable to the ARK ETFs, is available without charge, upon request, by calling (727) 810-8160 collect or visiting our website at www.ark-funds.com or the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Record. The ARK ETFs file with the Securities and Exchange Commission their proxy voting records on Form N-PX for each 12 month period ending June 30. Form N-PX must be filed each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (727) 810-8160 collect or visiting the Securities and Exchange Commission’s website at www.sec.gov.
Premium/Discount Information. Information about the difference between daily market prices on the secondary market for shares of each ARK ETF and the ARK ETF’s net asset value can be found on our website, www.ark-funds.com.
Tax Information
Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors. Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended July  31, 2022.
	Qualified Dividend Income*	Dividends Received Deduction*
ARK Genomic Revolution ETF	24%	5%
ARK Autonomous Technology & Robotics ETF	48%	34%
ARK Innovation ETF	5%	2%
ARK Next Generation Internet ETF	4%	1%
ARK Fintech Innovation ETF	0%	0%
ARK Space Exploration & Innovation ETF	0%	0%
The 3D Printing ETF	0%	0%
The ARK Israel Innovative Technology ETF	1%	0%

*
The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Risks Involved with Investing in the Funds (Unaudited)

This report should be read in conjunction with the Trust’s prospectus.
The principal risks of investing in the ARK ETFs include:
Disruptive Innovation Risk Companies that the advisor believes create and capitalize on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. A Fund may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future.
Market Risk The value of the Funds’ assets will fluctuate as the markets in which the Funds invest fluctuate. The value of the Funds’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, exchange trading suspensions and closures (including the exchanges on which a Fund’s underlying investment securities are traded), infectious disease outbreaks or pandemics, terrorism, regulatory events and government controls, that affect large portions of the market.
Equity Securities Risk The value of the equity securities the Funds hold may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Funds hold participate or factors relating to specific companies in which the Funds invest (e.g., litigation or government regulation), among other factors. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments. The Funds may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies (SPACs) or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.
Foreign Securities Risk Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities such as risks of currency exchange rates, differences in foreign accounting and legal standards, the availability of less reliable financial information, and government restrictions on repatriation of capital. Geopolitical risks, including those arising from trade tension and/or the imposition of trade tariffs, terrorist activity or acts of civil or international hostility, are increasing. For instance, military conflict and escalating tensions between countries could result in geopolitical instability and adversely affect the global economy or specific markets. Strategic competition between the US and China and resulting tensions have also contributed to uncertainty in the geopolitical and regulatory landscapes. Similarly, other events outside of the Trust’s control, including natural disasters, climate change-related events, pandemics (such as the COVID-19 pandemic) or health crises may arise from time to time and be accompanied by governmental actions that may increase international tension. Any such events and responses, including regulatory developments, may cause significant volatility and declines in the global markets, disproportionate impacts to certain industries or sectors, disruptions to commerce (including to economic activity, travel and supply chains), loss of life and property damage, and may adversely affect the global economy or capital markets and may cause the Trust’s assets to decline.
Concentration Risk The Fund’s assets may be concentrated in a particular industry or group of industries to the extent the Index concentrates in a particular industry or group of industries. If the Fund’s assets are concentrated in a particular industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.
Index Tracking Risk An Index Fund’s return may not track the performance of the Index for a number of reasons. For example, an Index Fund incurs a number of operating expenses not applicable to the applicable Index and incurs costs associated with buying and selling securities, especially when rebalancing the Index Fund’s securities holdings to reflect changes in the composition of the applicable Index. An Index Fund also bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the applicable Index. When the Index Fund’s Index is rebalanced and the Index Fund in turn rebalances its portfolio to attempt to increase the correlation between the Index Fund’s portfolio and its applicable Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Index Fund and its shareholders. Apart from scheduled rebalances, the Index provider or its agents may carry out additional ad hoc rebalances to the Index Fund’s applicable Index, which may increase the costs to and the tracking error risk of the Index Fund. In addition, the Index Fund may not be able to invest in certain securities included in the applicable Index or may not be able to invest in them in the exact proportions in which they are represented in the applicable Index, due to legal restrictions or limitations imposed by the governments of certain countries, potential adverse tax consequences or other regulatory reasons. The risk that the Index Fund may not track the performance of the applicable Index may be magnified during times of heightened market volatility or other unusual market conditions. A lack of liquidity may be due to various events, including markets events, economic conditions or investor perceptions. Illiquid securities may

Risks Involved with Investing in the Funds (Unaudited) (concluded)

be difficult to value and their value may be lower than market price of comparable liquid securities, which would negatively affect the Index Fund’s performance. To the extent the Index Fund calculates its NAV based on “fair value” prices for certain securities and the value of the applicable Index is based on securities’ closing prices (i.e., the value of the Index is not based on “fair value” prices), the Index Fund’s ability to track the applicable Index may be adversely affected. For tax efficiency purposes, the Index Fund may sell certain securities to realize losses causing it to deviate from the applicable Index. Errors in the construction or calculation of the applicable Index may occur from time to time and any such errors may not be immediately identified and corrected by Solactive, which may have an adverse impact on the Index Fund and its shareholders.
Authorized Participants Concentration Risk A Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, Shares may possibly trade at a discount to net asset value (“NAV”). The AP risk may be heightened in the case of ETFs investing internationally because international ETFs often require APs to post collateral, which only certain APs are able to do.
Health Care Sector Risk Companies in the health care sector may be adversely affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors.
Consumer Discretionary Risk The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
Industrials Sector Risk Companies in the industrials sector may be adversely affected by changes in government regulation (such as through the imposition or removal of tariffs), world events, economic conditions, environmental damages, product liability claims and exchange rates.
Information Technology Sector Risk Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. The markets in which many information technology companies compete face rapidly evolving industry standards and government regulations, frequent new service and product announcements, introductions and enhancements, and changing customer demands.
Communications Sector Risk Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation.
Financial Technology Sector Risk Companies in the financial technology (“FinTech”) sector that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. FinTech companies may not currently derive any revenue, and there is no assurance that such companies will derive any revenue from innovative technologies in the future.
Cryptocurrency Investment Risk ARKK and ARKW may have exposure to cryptocurrency, such as bitcoin, indirectly through an investment in a grantor trust (e.g., the Grayscale Bitcoin Trust (BTC)) that will experience any associated volatility of the underlying cryptocurrency. Shares of BTC may trade at a significant premium or discount to net asset value (“NAV”). To the extent BTC trades at a discount to NAV, the value of a Fund’s investment in BTC would typically decrease. ARKW may also have exposure to bitcoin through other pooled investment vehicles that invest in bitcoin, such as exchange-traded funds that are domiciled and listed for trading in Canada. The Funds’ exposure to cryptocurrencies may change over time and, accordingly, such exposure may not always be present in the Funds’ portfolios. Cryptocurrencies such as bitcoin are not “fiat” currencies of any central bank or government and currently are not subject to the authority of any central bank or government authority and are therefore not backed by any government, and regulatory and tax treatment of cryptocurrencies continues to develop.
Non-Diversified Risk As a non-diversified investment company, a Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively higher proportion of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on a Fund’s NAV and may make the Fund more volatile than more diversified funds.
Market Trading Risk Each Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility, the potential lack of an active trading market for the Fund’s shares due to market stress, or trading halts impacting the Shares or the Fund’s underlying securities, which may result in the Fund’s shares trading at a significant premium or discount to NAV. Please see the ARK ETFs’ current prospectuses for more detailed descriptions of the risks of investing in the ARK ETFs.

Liquidity Risk

Pursuant to Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (“1940 Act”), the Funds have adopted and implemented a Liquidity Risk Management Program (the “Program”). The Program addresses the Liquidity Rule’s requirements for the periodic assessment and management of Fund liquidity risk and compliance with the Liquidity Rule’s restrictions on investments in illiquid investments. The ARK Liquidity Committee (“Administrator”) has been designated to administer the Program. The Administrator consists of certain Trust officers and representatives from compliance and trading functions.
Each of the Funds qualifies as an “In-Kind ETF” under the Liquidity Rule, which means that it meets redemptions through in-kind transfers of securities, positions and assets other than a de minimis amount of cash and publishes its portfolio holdings daily. In-Kind ETFs are exempt from certain Liquidity Rule requirements. The Program includes provisions regarding the maintenance of In-Kind ETF status.
At its March 23, 2022 meeting, the Board of Trustees (“Board”) reviewed a written report prepared by the Administrator addressing the operation of the Program and assessing its adequacy and effectiveness of implementation, as required under the Liquidity Rule. Among other things, this report summarized the Administrator’s annual liquidity risk assessment, testing for In-Kind ETF status and monitoring for compliance with the Liquidity Rule’s restrictions on investments in illiquid investments. The report noted the Administrator’s conclusion that the implementation and ongoing operation of the Program and related procedures were adequate and effective in managing the Funds’ liquidity risk.

Board Approval of Management Agreements (Unaudited)

Annual Review and Approval of Trust Contracts
Under section 15(c) of the Investment Company Act of 1940 (“1940 Act”), the ARK ETF Trust’s (“Trust”) Board of Trustees (“Trustees” or “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustees”), is required annually to consider whether to approve the continuation of  (i) the Supervision Agreement between the Trust and ARK Investment Management, LLC (“ARK”) on behalf of each series of the Trust (each, a “Fund” and, collectively, “Funds”); and (ii) the Investment Advisory Agreement between the Trust and ARK (collectively, “Management Agreements”) on behalf of each Fund. In advance of the quarterly Board meeting held via video conference on June 27, 2022 (“Meeting”), the Independent Trustees and their counsel reviewed and discussed with representatives of an independent data provider the report prepared by that provider, that compared, among other things, each Fund’s performance, fees and expenses with those of comparable funds managed by other investment advisers in connection with the Independent Trustees’ consideration of the continuation of the Management Agreements. The Independent Trustees also considered other information, provided to the Board during the year, as part of its evaluation process. Prior to voting on the Management Agreements, the Independent Trustees met in Executive Session with ARK’s senior management and also met in private sessions with their counsel at which time no representatives of management were present.
After the presentation of relevant information by ARK’s senior management and extensive discussions prior to and at the Meeting, the Trustees, including the Independent Trustees voting separately, unanimously approved the continuance of the Management Agreements on behalf of the Funds. The determination made by all of the Trustees to approve the continuation of the Management Agreements was made on the basis of each Trustee’s business judgment after considering all of the information presented to them. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the contract review process. In approving the continuation of the Management Agreements for each Fund, the following factors were considered by the Trustees, and no one factor was determinative:
(a) The nature, extent and quality of the services provided by ARK to the Funds under the Management Agreements. The Trustees considered the nature, extent and quality of the services that ARK provides and will continue to provide under the Management Agreements, including: (i) the qualifications of the portfolio managers, analysts and other key personnel of ARK who provide and will continue to provide the supervisory and investment advisory services to the Trust; and (ii) the terms of the Management Agreements. The Trustees considered ARK’s senior management’s discussion of the various duties and responsibilities of ARK under the Management Agreements. The Trustees also considered the organizational structure of ARK, the quality of ARK’s investment, administrative, operations, and legal personnel and ARK’s management of the operations of the Funds.
Based on these and other factors, the Trustees concluded that the nature, extent and quality of the supervisory and investment advisory services that had been and that were expected to continue to be provided to the Funds by ARK were satisfactory and supported the decision of the Trustees to approve the continuation of the Management Agreements with respect to each Fund.
(b) The investment performance of the Funds relative to comparable funds managed by other investment advisers and relevant market indices. The Trustees considered a report prepared by an independent data provider, which compared the performance of each of the Funds to that of comparable ETFs as identified by such independent data provider and appropriate, recognized market indices for the one-year, three-year and five-year periods ended March 31, 2022, as applicable. The Trustees also considered ARK’s senior management’s discussion of the relative performance of the Funds for the period ended March 31, 2022 and year to date.
Based upon their review of the investment performance of each Fund and ARK’s senior management’s discussion of the investment performance of the Funds, the Trustees concluded that each Fund’s overall performance was satisfactory relative to the performance of comparable ETFs and relevant market indices.
(c) A comparison of the management fees (under the Supervision Agreement, which includes the advisory fees under the Investment Advisory Agreement) of the Funds with those of comparable funds managed by other investment advisers and other funds and accounts managed by ARK with comparable investment strategies. The Trustees considered a report prepared by an independent data provider, which compared the management fees paid by the Funds with those paid by comparable ETFs as identified by such independent data provider. The Board noted that the management fee paid by each actively-managed Fund generally was in line with the applicable actively-managed peer group median and that the management fee paid by each passively-managed Fund was either below or above the applicable passively-managed peer group median. The Board also considered fee information for comparable funds and accounts managed by ARK. The Board noted that the fees paid by certain funds and accounts managed by ARK are the same as the advisory fees paid by the Funds and that in instances where comparable funds or accounts managed by ARK paid lower fees than the Funds, ARK generally provides these clients with fewer services than it provides to the Funds. The Board noted the relatively small number of ETFs in the Funds’ respective peer groups given the limited number of ETFs with strategies that are comparable to those of the Funds.

Board Approval of Management Agreements (Unaudited) (concluded)

Based on their review of the comparative fee data and the other factors considered, the Trustees concluded that the management fee paid by each Fund was reasonable considering the services received by the Fund.
(d) A comparison of the net expense ratios of the Funds with those of comparable funds managed by other investment advisers. The Trustees considered a report prepared by an independent data provider, which compared the net expense ratios of the Funds with the net expense ratios of comparable ETFs as identified by such independent data provider. The Trustees noted that the actively-managed Funds’ net expense ratios were in line with the applicable actively-managed peer group median and that the passively managed Funds’ net expense ratios were either below or above the applicable passively-managed peer group median. The Trustees noted the relatively small number of ETFs in the Funds’ peer groups given the given the limited number of ETFs with strategies that are comparable to those of the Funds.
The Trustees also took into consideration ARK’s view that the unitary structure of the Funds’ management fees (which includes, among other things, the advisory fees) would continue to be easy to understand by investors and would provide a level of predictability with respect to the net expense ratios of the Funds.
Based on the fee comparisons provided to the Board and other factors considered, the Trustees concluded that the net expense ratio of each Fund, which reflected both the advisory fee and management fee, was reasonable.
(e) The extent to which economies of scale may be realized as the Funds’ assets increase and whether fee levels would reflect economies of scale. The Trustees considered ARK’s senior management’s discussion of the structure of the current management fees and advisory fees and noted that the unitary fee structure effectively acts as a cap on the fees and expenses (excluding certain specific investment-related and extraordinary fees and expenses) that are borne by the Funds. The Trustees noted that ARK still bears a portion of the ordinary fees and expenses of one of the passively-managed Funds. The Trustees also noted that, although there currently are no breakpoints in any Fund’s management fees or advisory fees, if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.
Based on these considerations, the Trustees determined not to request the addition of breakpoints to the Funds’ management fees and advisory fees at specified levels at that time.
(f) The cost of the services provided and profits realized by ARK from the relationship with the Funds. The Trustees considered that certain fees and expenses of the Funds had been assumed and paid by ARK in accordance with the Management Agreements. The Trustees noted that for the 2021 calendar year, all but one of the Funds had been profitable to ARK.
Based on the information provided to the Trustees, the Trustees concluded that ARK’s profitability was reasonable given the quality and scope of services provided by ARK and the overall investment performance of the Funds.
(g) Benefits derived or to be derived by ARK and its affiliates from ARK’s relationship with the Funds. The Trustees noted that ARK’s reputation as an asset manager has likely benefitted from the performance of the Funds and had the potential to aid ARK in gathering assets for its non-fund business operations. The Trustees also considered that ARK’s affiliates were likely to benefit from the popularity and positive reception of the Funds.
The Board concluded that the nature and amount of any indirect benefits received by ARK and its affiliates from ARK’s relationship with the Funds are reasonable.
(h) Financial Resources of ARK. The Trustees then considered whether ARK was financially sound and had adequate resources to perform its obligations under the Management Agreements.
Based on the information provided to the Board, the Trustees concluded that ARK had sufficient financial resources necessary to continue to perform its obligations under the Management Agreements.
General Conclusion. Based on its consideration of all of the above factors, and such other information as it deemed appropriate and relevant, the Board concluded that it would be in the best interest of each Fund and its shareholders to approve the continuation of the Management Agreements, including the fees payable under those Agreements. Accordingly, the Board, with Independent Trustees voting separately, unanimously approved the continuation of the Management Agreements with respect to each Fund for an additional one-year period.

Board of Trustees and Executive Officers (Unaudited)

Trustees and Executive Officers. Information about the Trustees and Executive Officers of the Trust as of July 31, 2021, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.
Independent Trustees
Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Scott R. Chichester, 52	Trustee	Since June 30, 2014
Chief Financial Officer, Sterling Consolidated Corp (since 2011); Director and Founder, DirectPay USA LLC (since 2006) (payroll company); Founder, Madison Park Advisors LLC (since 2011) (public company advisory); Proprietor, Scott R. Chichester CPA (since 2001) (CPA firm).
Trustee and audit committee chairman of Global X ETF fund complex (2008 – 2018); Director of Sterling Consolidated Corp (since 2011).
Darlene T. DeRemer, 66	Trustee	Since June 30, 2014	Managing Partner, Grail Partners LLC (2005 – 2019).
Trustee, Member of Investment and Endowment Committee of Syracuse University (since 2010); Interested Trustee, American Independence Funds (2015 – 2019); Trustee, Risk X Investment Funds (2016 – 2020); Director, United Capital Financial Planners (2008 – 2019); Director, Hillcrest Asset Management (since 2007); Board Member, Confluence Technologies LLC (2018 – 2021).

Robert G. Zack, 74	Trustee	Since June 30, 2014
Adjunct Professor at the University of Virginia School of Law (since 2014); Counsel, Dechert LLP
(2012 – 2014); Executive Vice President, OppenheimerFunds, Inc. (2004 – 2011); General Counsel, OppenheimerFunds, Inc. (2002 – 2010); Secretary and General Counsel, Oppenheimer Acquisition Corp. (2001 – 2011); Executive Vice President, General Counsel and Director, OFI Trust Co. (2001 – 2011); Vice President and Secretary, Oppenheimer Funds (2002 – 2011).
Trustee of University of Virginia Law School Foundation 2011 – 2022.

(1)
The address for each Trustee and officer is 200 Central Avenue, Suite 1850, St. Petersburg, FL 33701.

(2)
Each Trustee serves until the earlier of resignation, death, retirement or removal.

Board of Trustees and Executive Officers (Unaudited) (concluded)

Interested Trustee
Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Catherine D. Wood, 66	Chief Executive Officer, Chief Investment Officer and Trustee	Since June 7, 2013
Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust (2014 – 2015); Senior Vice President and Chief Investment Officer of Thematic Portfolios, AllianceBernstein L.P. (2009 – 2013).

Executive Director, Wall Street Blockchain Alliance (since 2018); Independent Non-Executive Director, Amun Holdings Ltd (since 2018); Director, NexPoint Advisors: NexPoint Residential Trust Inc., NexPoint Real Estate Finance Inc. and VineBrook Homes Trust Inc. (since 2020); Director, MIMIK Technologies Inc. (since 2021); Board Member, Strange Brewing SA (since 2018).

(1)
The address for each Trustee and officer is 200 Central Avenue, Suite 1850, St. Petersburg, FL 33701.

(2)
Each Trustee serves until the earlier of resignation, death, retirement or removal.

Officer Information
Officer’s Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During The Past Five Years
Catherine D. Wood, 66	Trustee, Chief Executive Officer and Chief Investment Officer	Since 6/30/14	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust (2014 – 2015).
William C. Cox, 56	Treasurer and Chief Financial Officer	Since 6/30/14	Principal Financial Officer, Investment Products, ARK Investment Management LLC (since June 2018); Fund Principal Financial Officer, Foreside Financial Group, LLC (2013 – 2018).
Kellen Carter, 39	Chief Compliance Officer; Secretary; Chief Legal Officer	Since 5/26/16 Since 5/26/16 Since 12/16/16	Chief Compliance Officer, Associate General Counsel (since April 2016), Interim General Counsel, ARK Investment Management LLC (2016 – 2018), Corporate Counsel, ARK Investment Management LLC (since July 2018); Management Consultant, Wealth and Asset Management Division Ernst & Young LLP (2014 – 2016).
Forest Wolfe, 49	Chief Legal Officer	Since 12/16/22	General Counsel, ARK Investment Management LLC (since August 2021); General Counsel, Angelo, Gordon & Co., L.P. (2012 – 2021).
Thomas G. Staudt, 34	President Vice President	Since 12/16/16 03/27/15 – 12/16/16	Director of Product Development and Associate Operating Officer (2015 – 2016), Interim Chief Operating Officer, ARK Investment Management LLC (2016 – 2018), Chief Operating Officer, ARK Investment Management LLC (since April 2018); Associate Portfolio Manager, ARK Investment Management LLC (2014 – 2015).

(1)
The address for each officer is 200 Central Avenue, Suite 1850, St. Petersburg, FL 33701.

(2)
Officers are elected yearly by the Trustees.

The Statement of Additional Information for the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling (727) 810-8160 collect or visiting our website at www.ark-funds.com.

General Information (Unaudited)

Investment Adviser
ARK Investment Management LLC
200 Central Avenue, Suite 1850
St. Petersburg, FL 33701
Administrator, Custodian, Transfer Agent, and Accounting Agent
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Independent Registered Public Accounting Firm
Ernst & Young LLP
One Manhattan West
New York, NY 10001

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.
ARK Invest | 200 Central Avenue, Suite 1850, St. Petersburg, FL 33701 | 727.810.8160 | info@ark-invest.com | ark-funds.com

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (“Code of Ethics”).

(b)	For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description enumerated in paragraph (b) of this item.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code of Ethics that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)	The registrant does not intend to satisfy the disclosure requirements under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)	The Code of Ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Scott R. Chichester is qualified to serve as an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Trust’s current Independent Registered Public Accounting Firm, billed to the Trust during the Trust’s fiscal year ended July 31, 2022 and the amount of fees that Tait Weller (“TW”), the Trust’s prior Independent Registered Public Accounting Firm, billed to the Trust during the Trust’s fiscal year ended July 31, 2021.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by EY and TW, the principal accountant for each respective audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years were $120,000 for July 31, 2022 and $122,000 for July 31, 2021.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY and TW that are reasonably related to the performance of each respective audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for July 31, 2022 and $0 for July 31, 2021.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY and TW for tax compliance, tax advice, and tax planning were $75,650 for July 31, 2022 and $39,500 for July 31, 2021. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by EY and TW, other than the services reported in paragraphs (a) through (c) of this Item are $0 for July 31, 2022 and $0 for July 31, 2021.

(e)(1)	The registrant’s audit committee (“Audit Committee”) has adopted an Audit and Non-Audit Services Pre-Approval Policy (“Pre-Approval Policy”) that applies to any and all engagements of the independent auditor to the registrant for audit, non-audit, tax or other services. Pursuant to the Pre-Approval Policy, the Audit Committee is required to pre-approve the audit services and permissible non-audit services proposed to be performed by the independent auditor for the registrant to assure that the independence of the auditor is not in any way compromised or impaired. In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee may either grant general pre-approval of proposed services of the independent auditor through adoption of a list of authorized services together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval of services provided on a case-by-case basis (“specific pre-approval”). Unless particular services have received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. The annual audit services engagement terms and fees for the independent auditor for the registrant require specific pre-approval of the Audit Committee. The Audit Committee may grant general pre-approval for (i) other audit services, which are those services that only the independent auditor reasonably can provide, (ii) audit related services, (iii) those tax services that have historically been provided by the independent auditor, and (iv) those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services. The Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has not delegated either general or specific pre-approval authority to one or more of its members.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the registrant’s fiscal year ended July 31, 2021 were $39,500 and for July 31, 2022 were $205,871.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	As of a date within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Change in the registrant’s independent public accountant is attached hereto.

Tait, Weller & Baker LLP (TW) served as the independent registered public accounting firm for the Funds of the ARK ETF Trust (comprising of ARK Genomic Revolution ETF; ARK Autonomous Technology & Robotics ETF; ARK Innovation ETF; ARK Next Generation Internet ETF; The 3D Printing ETF; ARK Israel Innovative Technology ETF; ARK Fintech Innovation ETF; and ARK Space Exploration & Innovation ETF (each a "Fund" and, collectively, the "Funds")) for the fiscal years ended July 31, 2020 and July 31, 2021. TW’s reports on the financial statements for the fiscal years ended July 31, 2020 and July 31, 2021 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. Through June 27, 2022, the date of dismissal, and during such fiscal year-ends, (i) there were no disagreements with TW on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which agreements, if not resolved to the satisfaction of TW, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On June 27, 2022, the Audit Committee and the Trust’s Board of Trustees approved the engagement of Ernst & Young LLP (EY) to serve as the independent registered public accounting firm for the Funds’ fiscal year ending July 31, 2022, thereby replacing TW effective upon completion of their July 31, 2021 audits and issuance of their reports thereon. Through June 27, 2022 and during the Funds’ fiscal years ended July 31, 2020 and July 31, 2021, neither the Trust nor the Funds’, nor anyone in their behalf, consulted with EY on items which: (1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The Funds have requested that TW furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form N-CSR.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ARK ETF Trust

By (Signature and Title)*	/s/ Catherine D. Wood
Catherine D. Wood
Chief Executive Officer and Chief Investment Officer
(principal executive officer)

Date	10/7/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Catherine D. Wood
Catherine D. Wood
Chief Executive Officer and Chief Investment Officer
(principal executive officer)

Date	10/7/2022

By (Signature and Title)*	/s/ William C. Cox
William C. Cox
Treasurer and Chief Financial Officer
(principal financial officer)

Date	10/7/2022

* Print the name and title of each signing officer under his or her signature.